UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

WESTERN ASSET

CORE PLUS VIT PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus VIT Portfolio for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	Western Asset Core Plus VIT Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole. The Portfolio invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities. Although the Portfolio may invest in securities of any maturity, the Portfolio will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company, LLC (“Western Asset”), a subadviser to the Portfolio.

The Portfolio may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the Portfolio’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities that we determined to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Portfolio may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Portfolio may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures and forwards. In particular, the Portfolio may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Fixed income markets experienced periods of volatility and fell sharply over the twelvemonth reporting period ended December 31, 2022. The market’s decline was driven by a

Western Asset Core Plus VIT Portfolio 2022 Annual Report	1

Portfolio overview (cont’d)

number of factors, including elevated and persistent inflation, aggressive Federal Reserve Board (the “Fed”) monetary policy tightening, the repercussions from the COVID-19 pandemic and its variants, the weakening global economy, and the war in Ukraine.

Short-term U.S. Treasury yields moved sharply higher as the Fed began to raise interest rates in March 2022 in attempt to rein in inflation. Over the next nine months, the central bank hiked rates an additional six times, bringing the federal funds rate to a range between 4.25% and 4.50%, the highest level since 2008. The yield for the two-year Treasury note began the reporting period at 0.73% (the low for the reporting period) and ended the period at 4.41%. The peak of 4.72% occurred on November 7, 2022. The yield for the ten-year Treasury note began the reporting period at 1.52% (the low for the reporting period) and ended the period at 3.88%. The peak of 4.25% occurred on October 24, 2022.

All told, the Bloomberg U.S. Aggregate Indexi returned -13.01% for the twelve months ended December 31, 2022. For comparison purposes, riskier fixed income securities, including high yield bonds and emerging market debt, also produced weak results. Over the fiscal year, the Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Indexii and the JPMorgan Emerging Markets Bond Index Globaliii returned -11.18% and -16.45%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. We tactically managed the Portfolio’s duration as yields fluctuated, maintaining an overall long position relative to the Bloomberg U.S. Aggregate Index throughout the reporting period. Additionally, the Portfolio added investment-grade credit, primarily during the second and third quarters of 2022 as spreads widened, and then trimmed some exposure in the fourth quarter of 2022 as spreads tightened, resulting in net additions over the year. The Portfolio also added agency MBS mortgage-backed securities (“MBS”) throughout the year, reducing its underweight exposure to neutral versus the Bloomberg U.S. Aggregate Index, as spreads widened due to quantitative tightening and increased rate volatility. In terms of reductions, the Portfolio tactically pared its emerging markets exposure, reducing local-currency and U.S. dollar sovereign exposure during the first half of the year. The Portfolio also trimmed its allocations to high yield bonds and bank loans given growth concerns.

During the reporting period, the Portfolio used interest rate futures, options and swaps to manage its duration and yield curve exposure, which in aggregate detracted from results. Index credit default swaps for both investment-grade and high-yield were used to manage the Portfolio’s credit exposures and modestly detracted from results. Finally, the Portfolio’s use of currency forwards, futures and options, to take outright currency positions as well as to hedge non-U.S. dollar currency exposure, also detracted from results.

2	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Performance review

For the twelve months ended December 31, 2022, Class I shares of Western Asset Core Plus VIT Portfolio1 returned -17.23%. The Portfolio’s unmanaged benchmark, the Bloomberg U.S. Aggregate Index, returned -13.01% for the same period. The Lipper Variable Core Plus Bond Funds Category Averageiv returned -14.38% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
Western Asset Core Plus VIT Portfolio:
Class I	-2.86%	-17.23%
Class II	-2.92%	-17.28%
Bloomberg U.S. Aggregate Index	-2.97%	-13.01%
Lipper Variable Core Plus Bond Funds Category Average	-2.79%	-14.38%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2022 for Class I and Class II shares were 4.29% and 4.03%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Portfolio’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.53% and 0.78%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was its yield curve positioning. During the year the Portfolio was focused on an overweight to the very long end of the yield curve as short-term rates rose more than long-term rates.

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	3

Portfolio overview (cont’d)

Additionally, an underweight agency MBS positioning for most of the year contributed to performance as spreads widened.

Q. What were the leading detractors from performance?

A. The most significant detractor from performance was the Portfolio’s duration positioning as yields rose during the reporting period. The Portfolio’s exposures to non-U.S. developed markets was also a headwind for returns, as the U.S. dollar strengthened against most developed market currencies.

Exposures to corporate credit, including investment-grade and high yield corporate bonds and bank loans, also detracted from performance as their spreads were mixed. The Portfolio’s overweight exposure to emerging markets detracted, mainly due to the sell-off in Russian bonds and as U.S. dollar-denominated emerging market bond spreads widened. This was partially offset from the Portfolio’s other local currency positions. Finally, the Portfolio’s exposures to structured products, including non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, were a modest detractor, as structured spreads were mixed during the reporting period.

Thank you for your investment in Western Asset Core Plus VIT Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 13, 2023

RISKS: Investments in fixed income securities involve a variety of risks, including interest rate, credit, inflation and reinvestment risks. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High yield bonds, commonly known as “junk” bonds, are rated below investment grade and carry more risk than higher-rated securities. Asset-backed, mortgaged-backed and mortgage-related securities are subject to prepayment and extension risks. Foreign investments are subject to special risks including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. The Portfolio may use derivatives, such as options, futures, and swaps, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. The use of leverage may increase volatility and possibility of loss. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 66 for a list and percentage breakdown of the Portfolio’s holdings.

4	Western Asset Core Plus VIT Portfolio 2022 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: mortgage-backed securities (25.5%), U.S. government & agency obligations (21.3%), financials (11.3%), collateralized mortgage obligations (8.2%) and sovereign bonds (5.0%) and. The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i

The Bloomberg U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage-and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii

The Bloomberg U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iii

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 52 funds for the six-month period and among the 52 funds for the twelve-month period in the Portfolio’s Lipper category.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	5

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

‡	Represents less than 0.1%.

*	Prior year percentages have been restated to reflect current classifications.

6	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	-2.86%	$1,000.00	$971.40	0.50%	$2.48	Class I	5.00%	$1,000.00	$1,022.68	0.50%	$2.55
Class II	-2.92	1,000.00	970.80	0.75	3.73	Class II	5.00	1,000.00	1,021.42	0.75	3.82

Western Asset Core Plus VIT Portfolio 2022 Annual Report	7

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/22	-17.23%	-17.28%
Five Years Ended 12/31/22	-0.55	-0.80
Ten Years Ended 12/31/22	1.71	N/A
Inception* through 12/31/22	—	0.49

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	18.45%
Class II (Inception date of 5/1/15 through 12/31/22)	3.80

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class I and Class II shares are June 16, 1994 and May 1, 2015, respectively.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	9

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I shares of Western Asset Core Plus VIT Portfolio vs. Bloomberg U.S. Aggregate Index† — December 2012 -December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of Western Asset Core Plus VIT Portfolio on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index (the “Index”) is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

Prior to April 15, 2015, the Portfolio was named Western Asset Variable High Income Portfolio, had a different investment objective, used different investment strategies and had a different benchmark index.

10	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Schedule of investments

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 33.3%
Communication Services — 4.6%
Diversified Telecommunication Services — 1.4%
AT&T Inc., Senior Notes	2.300%	6/1/27	140,000	$124,728
AT&T Inc., Senior Notes	1.650%	2/1/28	60,000	50,774
AT&T Inc., Senior Notes	4.350%	3/1/29	1,170,000	1,115,100
AT&T Inc., Senior Notes	2.550%	12/1/33	390,000	300,862
AT&T Inc., Senior Notes	5.350%	9/1/40	20,000	19,150
AT&T Inc., Senior Notes	5.550%	8/15/41	10,000	9,627
AT&T Inc., Senior Notes	4.350%	6/15/45	68,000	54,995
AT&T Inc., Senior Notes	3.300%	2/1/52	30,000	20,087
AT&T Inc., Senior Notes	3.500%	9/15/53	20,000	13,589
AT&T Inc., Senior Notes	3.550%	9/15/55	296,000	198,835
AT&T Inc., Senior Notes	3.800%	12/1/57	10,000	6,946
AT&T Inc., Senior Notes	3.650%	9/15/59	30,000	20,218
Verizon Communications Inc., Senior Notes	2.625%	8/15/26	290,000	267,997
Verizon Communications Inc., Senior Notes	3.000%	3/22/27	20,000	18,614
Verizon Communications Inc., Senior Notes	2.100%	3/22/28	80,000	69,570
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	144,000	138,742
Verizon Communications Inc., Senior Notes	3.875%	2/8/29	50,000	47,018
Verizon Communications Inc., Senior Notes	3.150%	3/22/30	60,000	53,050
Verizon Communications Inc., Senior Notes	1.750%	1/20/31	80,000	62,256
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	240,000	197,958
Verizon Communications Inc., Senior Notes	2.355%	3/15/32	580,000	461,302
Verizon Communications Inc., Senior Notes	4.500%	8/10/33	110,000	103,280
Verizon Communications Inc., Senior Notes	5.250%	3/16/37	160,000	158,650
Verizon Communications Inc., Senior Notes	2.650%	11/20/40	190,000	128,948
Verizon Communications Inc., Senior Notes	3.400%	3/22/41	460,000	347,695
Verizon Communications Inc., Senior Notes	3.850%	11/1/42	10,000	7,970
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	50,000	39,954
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	100,000	90,138
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	10,000	9,720
Verizon Communications Inc., Senior Notes	4.000%	3/22/50	40,000	31,491
Verizon Communications Inc., Senior Notes	2.875%	11/20/50	270,000	170,439
Total Diversified Telecommunication Services				4,339,703
Entertaineament — 0.3%
Walt Disney Co., Senior Notes	6.650%	11/15/37	50,000	56,856
Warnermedia Holdings Inc., Senior Notes	3.755%	3/15/27	70,000	63,137	(a)
Warnermedia Holdings Inc., Senior Notes	4.054%	3/15/29	90,000	78,034	(a)
Warnermedia Holdings Inc., Senior Notes	4.279%	3/15/32	520,000	429,659	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	11

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Entertainment — continued
Warnermedia Holdings Inc., Senior Notes	5.050%	3/15/42	30,000	$23,059	(a)
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	350,000	255,789	(a)
Total Entertainment				906,534
Interactive Media & Services — 0.0%††
Alphabet Inc., Senior Notes	0.450%	8/15/25	20,000	18,074
Alphabet Inc., Senior Notes	1.100%	8/15/30	40,000	31,396
Alphabet Inc., Senior Notes	1.900%	8/15/40	50,000	33,375
Alphabet Inc., Senior Notes	2.050%	8/15/50	30,000	17,669
Total Interactive Media & Services				100,514
Media — 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	10,000	8,284	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.750%	2/1/32	2,050,000	1,666,127	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	230,000	183,523
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	390,000	382,616
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	80,000	73,669
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	100,000	94,290
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	410,000	351,983
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	4/1/38	240,000	200,627
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	40,000	25,761
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	10,000	7,884
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	30,000	24,684

See Notes to Financial Statements.

12	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	40,000	$30,406
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.800%	3/1/50	310,000	226,265
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.834%	10/23/55	30,000	27,828
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	70,000	53,674
Comcast Corp., Senior Notes	3.375%	8/15/25	30,000	28,966
Comcast Corp., Senior Notes	3.950%	10/15/25	180,000	176,468
Comcast Corp., Senior Notes	3.150%	3/1/26	80,000	76,244
Comcast Corp., Senior Notes	3.300%	4/1/27	40,000	37,756
Comcast Corp., Senior Notes	4.150%	10/15/28	270,000	259,464
Comcast Corp., Senior Notes	3.400%	4/1/30	50,000	45,712
Comcast Corp., Senior Notes	4.250%	10/15/30	320,000	306,963
Comcast Corp., Senior Notes	3.250%	11/1/39	10,000	7,830
Comcast Corp., Senior Notes	3.750%	4/1/40	40,000	33,155
Comcast Corp., Senior Notes	3.400%	7/15/46	10,000	7,369
Comcast Corp., Senior Notes	4.000%	8/15/47	20,000	16,068
Comcast Corp., Senior Notes	3.969%	11/1/47	440,000	353,639
Comcast Corp., Senior Notes	4.000%	3/1/48	10,000	8,067
Comcast Corp., Senior Notes	3.999%	11/1/49	185,000	146,896
Comcast Corp., Senior Notes	3.450%	2/1/50	50,000	36,499
Comcast Corp., Senior Notes	2.800%	1/15/51	60,000	38,131
Comcast Corp., Senior Notes	2.887%	11/1/51	280,000	181,092
Comcast Corp., Senior Notes	4.049%	11/1/52	580,000	462,025
Comcast Corp., Senior Notes	2.937%	11/1/56	27,000	16,821
Comcast Corp., Senior Notes	4.950%	10/15/58	20,000	18,219
DISH DBS Corp., Senior Notes	5.875%	11/15/24	60,000	55,878
DISH DBS Corp., Senior Notes	7.750%	7/1/26	30,000	24,253
DISH DBS Corp., Senior Notes	5.125%	6/1/29	60,000	38,819
DISH DBS Corp., Senior Secured Notes	5.250%	12/1/26	30,000	25,326	(a)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	10,000	8,000	(a)
Fox Corp., Senior Notes	5.476%	1/25/39	40,000	36,554
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	160,000	152,907

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	10,000	$9,958
Time Warner Cable LLC, Senior Secured Notes	5.875%	11/15/40	90,000	78,752
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	210,000	188,594	(a)
Total Media				6,234,046
Wireless Telecommunication Services — 1.0%
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	1,500,000	1,043,534	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	60,000	71,541
Sprint LLC, Senior Notes	7.625%	2/15/25	40,000	41,381
T-Mobile USA Inc., Senior Notes	3.500%	4/15/25	630,000	606,420
T-Mobile USA Inc., Senior Notes	2.250%	2/15/26	20,000	18,230
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	20,000	18,869
T-Mobile USA Inc., Senior Notes	2.625%	2/15/29	60,000	50,873
T-Mobile USA Inc., Senior Notes	3.375%	4/15/29	60,000	52,962
T-Mobile USA Inc., Senior Notes	3.875%	4/15/30	310,000	281,530
T-Mobile USA Inc., Senior Notes	2.550%	2/15/31	50,000	40,967
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	50,000	41,384
T-Mobile USA Inc., Senior Notes	3.500%	4/15/31	130,000	112,544
T-Mobile USA Inc., Senior Notes	2.700%	3/15/32	490,000	397,194
T-Mobile USA Inc., Senior Notes	3.000%	2/15/41	20,000	14,188
T-Mobile USA Inc., Senior Notes	3.400%	10/15/52	160,000	108,230
Vmed O2 UK Financing I PLC, Senior Secured Notes	4.750%	7/15/31	200,000	162,861	(a)
Total Wireless Telecommunication Services				3,062,708
Total Communication Services				14,643,505
Consumer Discretionary — 2.9%
Automobiles — 1.1%
Ford Motor Co., Senior Notes	3.250%	2/12/32	2,170,000	1,631,236
Ford Motor Co., Senior Notes	6.100%	8/19/32	110,000	101,781
Ford Motor Co., Senior Notes	4.750%	1/15/43	30,000	21,601
Ford Motor Credit Co. LLC, Senior Notes	4.950%	5/28/27	200,000	186,954
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/10/29	340,000	272,012
Ford Motor Credit Co. LLC, Senior Notes	4.000%	11/13/30	420,000	345,578
General Motors Co., Senior Notes	6.125%	10/1/25	60,000	61,125
General Motors Co., Senior Notes	6.600%	4/1/36	10,000	9,830
General Motors Financial Co. Inc., Senior Notes	3.100%	1/12/32	30,000	23,580

See Notes to Financial Statements.

14	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Automobiles — continued
Nissan Motor Co. Ltd., Senior Notes	3.522%	9/17/25	530,000	$492,835	(a)
Nissan Motor Co. Ltd., Senior Notes	4.345%	9/17/27	340,000	308,828	(a)
Total Automobiles				3,455,360
Diversified Consumer Services — 0.0%††
Prime Security Services Borrower LLC/Prime Finance Inc., Senior Secured Notes	5.750%	4/15/26	70,000	67,529	(a)
Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.875%	1/15/28	30,000	26,903	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	3.500%	2/15/29	30,000	25,772	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.375%	5/1/25	50,000	49,615	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	5.750%	5/1/28	30,000	29,153	(a)
Hilton Domestic Operating Co. Inc., Senior Notes	3.625%	2/15/32	30,000	24,077	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	30,000	28,606
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	400,000	378,316
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	360,000	331,151
McDonald’s Corp., Senior Notes	3.300%	7/1/25	60,000	58,095
McDonald’s Corp., Senior Notes	1.450%	9/1/25	10,000	9,180
McDonald’s Corp., Senior Notes	3.700%	1/30/26	150,000	146,011
McDonald’s Corp., Senior Notes	3.500%	3/1/27	20,000	19,072
McDonald’s Corp., Senior Notes	3.500%	7/1/27	90,000	85,517
McDonald’s Corp., Senior Notes	3.600%	7/1/30	250,000	229,905
McDonald’s Corp., Senior Notes	3.625%	9/1/49	10,000	7,571
McDonald’s Corp., Senior Notes	4.200%	4/1/50	300,000	251,165
Sands China Ltd., Senior Notes	5.625%	8/8/25	400,000	382,957
Sands China Ltd., Senior Notes	4.300%	1/8/26	200,000	184,830
Sands China Ltd., Senior Notes	2.800%	3/8/27	200,000	171,558
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000	163,662
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	80,000	68,934	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	200,000	171,259	(a)
Total Hotels, Restaurants & Leisure				2,843,309
Household Durables — 0.0%††
Newell Brands Inc., Senior Notes	4.450%	4/1/26	10,000	9,430
Internet & Direct Marketing Retail — 0.7%
Amazon.com Inc., Senior Notes	0.800%	6/3/25	100,000	91,406

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Internet & Direct Marketing Retail — continued
Amazon.com Inc., Senior Notes	3.300%	4/13/27	30,000	$28,517
Amazon.com Inc., Senior Notes	1.200%	6/3/27	300,000	260,253
Amazon.com Inc., Senior Notes	3.150%	8/22/27	130,000	122,374
Amazon.com Inc., Senior Notes	3.450%	4/13/29	70,000	65,536
Amazon.com Inc., Senior Notes	1.500%	6/3/30	60,000	48,350
Amazon.com Inc., Senior Notes	2.100%	5/12/31	50,000	40,960
Amazon.com Inc., Senior Notes	3.600%	4/13/32	440,000	403,955
Amazon.com Inc., Senior Notes	3.875%	8/22/37	80,000	71,194
Amazon.com Inc., Senior Notes	4.950%	12/5/44	50,000	49,507
Amazon.com Inc., Senior Notes	4.050%	8/22/47	90,000	77,645
Amazon.com Inc., Senior Notes	2.500%	6/3/50	400,000	253,913
Amazon.com Inc., Senior Notes	3.100%	5/12/51	190,000	136,268
Amazon.com Inc., Senior Notes	4.250%	8/22/57	20,000	17,299
Prosus NV, Senior Notes	3.061%	7/13/31	600,000	464,034	(a)
Total Internet & Direct Marketing Retail				2,131,211
Specialty Retail — 0.1%
Home Depot Inc., Senior Notes	2.500%	4/15/27	60,000	55,303
Home Depot Inc., Senior Notes	3.900%	12/6/28	10,000	9,648
Home Depot Inc., Senior Notes	3.300%	4/15/40	220,000	176,075
Home Depot Inc., Senior Notes	3.900%	6/15/47	10,000	8,272
Home Depot Inc., Senior Notes	3.350%	4/15/50	180,000	133,009
Lowe’s Cos. Inc., Senior Notes	4.500%	4/15/30	40,000	38,432
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	110,000	87,758
Total Specialty Retail				508,497
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	10,000	9,701	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	50,000	44,766	(a)
NIKE Inc., Senior Notes	2.750%	3/27/27	70,000	65,486
NIKE Inc., Senior Notes	2.850%	3/27/30	80,000	71,683
NIKE Inc., Senior Notes	3.250%	3/27/40	40,000	32,664
NIKE Inc., Senior Notes	3.375%	3/27/50	110,000	86,643
Total Textiles, Apparel & Luxury Goods				310,943
Total Consumer Discretionary				9,326,279
Consumer Staples — 1.3%
Beverages — 0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	590,000	568,499
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.900%	2/1/46	380,000	347,364

See Notes to Financial Statements.

16	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.000%	4/13/28	70,000	$66,754
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	90,000	89,031
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	6/1/30	40,000	36,510
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.350%	6/1/40	100,000	88,305
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	15,000	13,111
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	240,000	238,618
Coca-Cola Co., Senior Notes	3.375%	3/25/27	60,000	57,635
Coca-Cola Co., Senior Notes	1.450%	6/1/27	90,000	79,589
Coca-Cola Co., Senior Notes	2.600%	6/1/50	40,000	26,687
Constellation Brands Inc., Senior Notes	3.600%	5/9/24	50,000	49,039
Constellation Brands Inc., Senior Notes	4.350%	5/9/27	70,000	68,278
Constellation Brands Inc., Senior Notes	2.250%	8/1/31	90,000	71,721
PepsiCo Inc., Senior Notes	0.750%	5/1/23	100,000	98,719
PepsiCo Inc., Senior Notes	2.250%	3/19/25	10,000	9,527
PepsiCo Inc., Senior Notes	2.625%	3/19/27	10,000	9,303
PepsiCo Inc., Senior Notes	1.625%	5/1/30	80,000	65,253
PepsiCo Inc., Senior Notes	2.875%	10/15/49	30,000	21,584
Total Beverages				2,005,527
Food & Staples Retailing — 0.0%††
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	90,000	73,941
Walmart Inc., Senior Notes	1.500%	9/22/28	50,000	42,943
Walmart Inc., Senior Notes	1.800%	9/22/31	20,000	16,330
Total Food & Staples Retailing				133,214
Food Products — 0.3%
Danone SA, Senior Notes	2.589%	11/2/23	220,000	215,490	(a)
Hershey Co., Senior Notes	0.900%	6/1/25	20,000	18,272
Kraft Heinz Foods Co., Senior Notes	4.250%	3/1/31	90,000	84,386
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	20,000	19,200
Kraft Heinz Foods Co., Senior Notes	6.875%	1/26/39	10,000	10,894
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	30,000	27,271
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	80,000	74,204
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	70,000	57,203
Kraft Heinz Foods Co., Senior Notes	4.875%	10/1/49	50,000	43,656

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	17

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	5.500%	6/1/50	170,000	$163,406
Mondelez International Inc., Senior Notes	1.500%	5/4/25	160,000	148,199
Total Food Products				862,181
Household Products — 0.0%††
Procter & Gamble Co., Senior Notes	2.800%	3/25/27	20,000	18,759
Procter & Gamble Co., Senior Notes	3.000%	3/25/30	50,000	45,803
Total Household Products				64,562
Tobacco — 0.4%
Altria Group Inc., Senior Notes	2.350%	5/6/25	20,000	18,856
Altria Group Inc., Senior Notes	4.400%	2/14/26	32,000	31,364
Altria Group Inc., Senior Notes	4.800%	2/14/29	13,000	12,501
Altria Group Inc., Senior Notes	2.450%	2/4/32	240,000	181,645
Altria Group Inc., Senior Notes	3.875%	9/16/46	40,000	26,895
Altria Group Inc., Senior Notes	5.950%	2/14/49	410,000	366,481
BAT Capital Corp., Senior Notes	3.557%	8/15/27	150,000	137,273
BAT Capital Corp., Senior Notes	4.540%	8/15/47	170,000	120,757
Cargill Inc., Senior Notes	1.375%	7/23/23	80,000	78,389	(a)
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	60,000	59,264
Philip Morris International Inc., Senior Notes	2.100%	5/1/30	40,000	32,437
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	10,000	8,477
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	68,474
Total Tobacco				1,142,813
Total Consumer Staples				4,208,297
Energy — 4.8%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	2,000	1,948
Halliburton Co., Senior Notes	4.850%	11/15/35	20,000	18,574
Halliburton Co., Senior Notes	5.000%	11/15/45	10,000	8,902
Total Energy Equipment & Services				29,424
Oil, Gas & Consumable Fuels — 4.8%
Apache Corp., Senior Notes	7.750%	12/15/29	40,000	42,084
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	132,955
Apache Corp., Senior Notes	5.250%	2/1/42	10,000	8,234
Apache Corp., Senior Notes	4.750%	4/15/43	10,000	7,563
Apache Corp., Senior Notes	4.250%	1/15/44	90,000	63,515
Apache Corp., Senior Notes	5.350%	7/1/49	40,000	32,387

See Notes to Financial Statements.

18	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	190,000	$182,627
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	60,000	55,208
BP Capital Markets America Inc., Senior Notes	3.000%	2/24/50	250,000	167,873
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	20,000	16,923	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	440,000	355,787	(a)
Cheniere Energy Inc., Senior Notes	4.625%	10/15/28	950,000	860,503
Cheniere Energy Partners LP, Senior Notes	4.000%	3/1/31	20,000	17,054
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	120,000	95,527
Chevron Corp., Senior Notes	1.554%	5/11/25	90,000	83,802
Chevron Corp., Senior Notes	2.954%	5/16/26	30,000	28,490
Chevron Corp., Senior Notes	1.995%	5/11/27	40,000	35,984
Chevron Corp., Senior Notes	3.078%	5/11/50	10,000	7,226
Chevron USA Inc., Senior Notes	3.850%	1/15/28	40,000	38,676
Chevron USA Inc., Senior Notes	3.250%	10/15/29	10,000	9,193
Continental Resources Inc., Senior Notes	4.500%	4/15/23	10,000	9,999
Continental Resources Inc., Senior Notes	3.800%	6/1/24	40,000	38,962
Continental Resources Inc., Senior Notes	2.268%	11/15/26	160,000	138,841	(a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	120,000	110,147
Continental Resources Inc., Senior Notes	5.750%	1/15/31	70,000	65,298	(a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	70,000	52,019
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	190,000	177,699
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	110,000	104,172
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	20,000	19,746	(a)
Devon Energy Corp., Senior Notes	8.250%	8/1/23	70,000	70,967
Devon Energy Corp., Senior Notes	5.850%	12/15/25	150,000	152,865
Devon Energy Corp., Senior Notes	4.500%	1/15/30	40,000	37,332
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	215,577
Devon Energy Corp., Senior Notes	4.750%	5/15/42	30,000	25,521
Devon Energy Corp., Senior Notes	5.000%	6/15/45	340,000	295,117
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	160,000	149,039
Diamondback Energy Inc., Senior Notes	3.500%	12/1/29	70,000	61,566
Ecopetrol SA, Senior Notes	5.875%	5/28/45	590,000	412,076
Energy Transfer LP, Junior Subordinated Notes (6.250% to 2/15/23 then 3 mo. USD LIBOR + 4.028%)	6.250%	2/15/23	40,000	34,050	(b)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	19

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Junior Subordinated Notes (6.500% to 11/15/26 then 5 year Treasury Constant Maturity Rate + 5.694%)	6.500%	11/15/26	50,000	$43,125	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	100,000	86,875	(b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	60,000	50,250	(b)(c)
Energy Transfer LP, Senior Notes	2.900%	5/15/25	70,000	65,984
Energy Transfer LP, Senior Notes	4.950%	6/15/28	40,000	38,755
Energy Transfer LP, Senior Notes	5.250%	4/15/29	30,000	29,072
Energy Transfer LP, Senior Notes	3.750%	5/15/30	370,000	327,077
Energy Transfer LP, Senior Notes	5.300%	4/1/44	10,000	8,485
Energy Transfer LP, Senior Notes	5.400%	10/1/47	10,000	8,515
Energy Transfer LP, Senior Notes	6.250%	4/15/49	270,000	252,366
Energy Transfer LP, Senior Notes	5.000%	5/15/50	160,000	128,542
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	210,000	199,269
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	30,000	26,477
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	420,000	357,731
Enterprise Products Operating LLC, Senior Notes	7.550%	4/15/38	20,000	22,424
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	10,000	8,863
Enterprise Products Operating LLC, Senior Notes	4.800%	2/1/49	10,000	8,570
Enterprise Products Operating LLC, Senior Notes	4.200%	1/31/50	40,000	31,643
Enterprise Products Operating LLC, Senior Notes	3.700%	1/31/51	120,000	87,061
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	40,000	29,067
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	30,000	22,917	(c)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	30,000	29,444
EOG Resources Inc., Senior Notes	4.375%	4/15/30	20,000	19,383

See Notes to Financial Statements.

20	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc., Senior Notes	3.900%	4/1/35	90,000	$80,600
EOG Resources Inc., Senior Notes	4.950%	4/15/50	170,000	162,732
EQM Midstream Partners LP, Senior Notes	5.500%	7/15/28	10,000	8,960
EQT Corp., Senior Notes	6.125%	2/1/25	10,000	10,040
EQT Corp., Senior Notes	3.900%	10/1/27	260,000	240,595
EQT Corp., Senior Notes	5.000%	1/15/29	30,000	28,265
EQT Corp., Senior Notes	3.625%	5/15/31	100,000	84,888	(a)
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	10,000	9,907
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	320,000	308,497
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	40,000	38,198
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	80,000	74,804
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	40,000	34,229
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	10,000	8,813
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	310,000	234,962
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	200,000	179,764	(a)
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	20,000	19,791
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	10,000	9,836
Kinder Morgan Energy Partners LP, Senior Notes	5.500%	3/1/44	10,000	9,088
Kinder Morgan Inc., Senior Notes	4.300%	6/1/25	60,000	58,897
Kinder Morgan Inc., Senior Notes	4.300%	3/1/28	30,000	28,793
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	60,000	67,652
Kinder Morgan Inc., Senior Notes	5.550%	6/1/45	130,000	119,144
MEG Energy Corp., Senior Notes	5.875%	2/1/29	20,000	18,886	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	10,000	9,590
MPLX LP, Senior Notes	2.650%	8/15/30	110,000	89,392
MPLX LP, Senior Notes	4.500%	4/15/38	120,000	101,527
MPLX LP, Senior Notes	4.700%	4/15/48	320,000	253,928
MPLX LP, Senior Notes	5.500%	2/15/49	80,000	70,693
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	46,000	46,954
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	10,000	9,979
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	90,000	84,361
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	50,000	45,463
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	10,000	8,969
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	70,000	77,404
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	140,000	143,116

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	21

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	70,000	$68,626
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	70,000	56,667
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	30,000	30,937
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	30,000	23,484
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	70,000	53,592
Occidental Petroleum Corp., Senior Notes	4.200%	3/15/48	50,000	38,482
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	1,114,000	1,108,787
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	170,000	178,105
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	30,000	26,974
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	100,000	84,903
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	150,000	142,005
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	20,000	17,848
Pioneer Natural Resources Co., Senior Notes	1.900%	8/15/30	30,000	23,561
Pioneer Natural Resources Co., Senior Notes	2.150%	1/15/31	270,000	214,045
Range Resources Corp., Senior Notes	4.875%	5/15/25	40,000	38,061
Reliance Industries Ltd., Senior Notes	3.625%	1/12/52	260,000	171,108	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	230,000	230,180
Shell International Finance BV, Senior Notes	2.875%	5/10/26	140,000	132,011
Shell International Finance BV, Senior Notes	2.750%	4/6/30	80,000	70,381
Shell International Finance BV, Senior Notes	4.550%	8/12/43	10,000	9,078
Shell International Finance BV, Senior Notes	4.375%	5/11/45	160,000	140,599
Shell International Finance BV, Senior Notes	4.000%	5/10/46	40,000	32,808
Shell International Finance BV, Senior Notes	3.250%	4/6/50	80,000	57,769
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	50,000	55,019
Southwestern Energy Co., Senior Notes	5.700%	1/23/25	1,400,000	1,377,780
Southwestern Energy Co., Senior Notes	5.375%	3/15/30	20,000	18,279
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	50,000	42,826
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Senior Notes	6.000%	12/31/30	10,000	8,660	(a)
Targa Resources Corp., Senior Notes	5.200%	7/1/27	190,000	186,532
Targa Resources Corp., Senior Notes	4.200%	2/1/33	80,000	69,057
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	20,000	19,112

See Notes to Financial Statements.

22	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.500%	3/1/30	20,000	$18,848
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.875%	2/1/31	150,000	135,645
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.000%	1/15/32	10,000	8,427
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	380,000	319,125	(a)
Venture Global Calcasieu Pass LLC, Senior Secured Notes	3.875%	11/1/33	60,000	49,125	(a)
Western Midstream Operating LP, Senior Notes	3.350%	2/1/25	70,000	66,349
Western Midstream Operating LP, Senior Notes	4.500%	3/1/28	20,000	18,459
Western Midstream Operating LP, Senior Notes	4.300%	2/1/30	440,000	385,077
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	10,000	8,240
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	50,000	41,649
Western Midstream Operating LP, Senior Notes	5.500%	2/1/50	50,000	41,279
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 1.100%)	5.041%	1/13/23	30,000	29,955	(c)
Williams Cos. Inc., Senior Notes	3.750%	6/15/27	200,000	188,567
Williams Cos. Inc., Senior Notes	3.500%	11/15/30	40,000	35,069
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	30,000	32,935
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	160,000	176,978
Williams Cos. Inc., Senior Notes	4.850%	3/1/48	110,000	93,490
Total Oil, Gas & Consumable Fuels				15,449,709
Total Energy				15,479,133
Financials — 10.4%
Banks — 6.9%
Banco Santander SA, Senior Notes	3.848%	4/12/23	400,000	397,909
Banco Santander SA, Senior Notes	2.746%	5/28/25	600,000	562,068
Bank of America Corp., Senior Notes	3.300%	1/11/23	90,000	89,970
Bank of America Corp., Senior Notes	3.500%	4/19/26	150,000	143,334

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	23

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	$138,633
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	240,000	188,564	(c)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	290,000	236,823	(c)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	100,000	80,820	(c)
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	861,000	781,114	(c)
Bank of America Corp., Senior Notes (3.550% to 3/5/23 then 3 mo. USD LIBOR + 0.780%)	3.550%	3/5/24	190,000	189,298	(c)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	130,000	119,882	(c)
Bank of America Corp., Senior Notes (3.841% to 4/25/24 then SOFR + 1.110%)	3.841%	4/25/25	90,000	87,915	(c)
Bank of America Corp., Senior Notes (3.946% to 1/23/48 then 3 mo. USD LIBOR + 1.190%)	3.946%	1/23/49	50,000	38,895	(c)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	110,000	100,126	(c)
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. USD LIBOR + 3.150%)	4.083%	3/20/51	430,000	338,588	(c)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	160,000	132,021	(c)
Bank of America Corp., Senior Notes (4.376% to 4/27/27 then SOFR + 1.580%)	4.376%	4/27/28	70,000	67,051	(c)
Bank of America Corp., Senior Notes (4.571% to 4/27/32 then SOFR + 1.830%)	4.571%	4/27/33	750,000	688,147	(c)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	130,000	127,342
Bank of America Corp., Subordinated Notes	4.450%	3/3/26	40,000	39,242
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	700,000	677,141
Bank of Montreal, Senior Notes	1.850%	5/1/25	160,000	149,596
Bank of Montreal, Subordinated Notes (3.803% to 12/15/27 then USD 5 year ICE Swap Rate + 1.432%)	3.803%	12/15/32	30,000	26,464	(c)

See Notes to Financial Statements.

24	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of Nova Scotia, Senior Notes	1.300%	6/11/25	80,000	$73,370
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	200,000	171,191	(c)
BNP Paribas SA, Senior Notes	4.400%	8/14/28	200,000	189,467	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	400,000	367,610	(a)(c)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	360,000	356,547	(a)(c)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	200,000	189,951	(a)
Canadian Imperial Bank of Commerce, Senior Notes	0.950%	6/23/23	80,000	78,522
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	20,000	18,940	(b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	45,659
Citigroup Inc., Senior Notes	4.650%	7/30/45	275,000	237,144
Citigroup Inc., Senior Notes (1.678% to 5/15/23 then SOFR + 1.667%)	1.678%	5/15/24	90,000	88,738	(c)
Citigroup Inc., Senior Notes (2.520% to 11/3/31 then SOFR + 1.177%)	2.520%	11/3/32	660,000	514,895	(c)
Citigroup Inc., Senior Notes (2.572% to 6/3/30 then SOFR + 2.107%)	2.572%	6/3/31	530,000	429,828	(c)
Citigroup Inc., Senior Notes (3.106% to 4/8/25 then SOFR + 2.842%)	3.106%	4/8/26	70,000	66,320	(c)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	880,000	755,020	(c)
Citigroup Inc., Senior Notes (4.412% to 3/31/30 then SOFR + 3.914%)	4.412%	3/31/31	110,000	101,268	(c)
Citigroup Inc., Senior Notes (4.658% to 5/24/27 then SOFR + 1.887%)	4.658%	5/24/28	120,000	116,321	(c)
Citigroup Inc., Senior Notes (4.910% to 5/24/32 then SOFR + 2.086%)	4.910%	5/24/33	110,000	103,324	(c)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	20,000	19,906
Citigroup Inc., Subordinated Notes	4.400%	6/10/25	10,000	9,824
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	80,000	77,501
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	990,000	945,529
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	170,000	158,549
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	13,000	11,776
Citigroup Inc., Subordinated Notes	4.750%	5/18/46	70,000	58,485

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	25

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Cooperatieve Rabobank UA, Senior Notes	4.375%	8/4/25	250,000	$244,259
Cooperatieve Rabobank UA, Senior Notes (3.758% to 4/6/32 then 1 year Treasury Constant Maturity Rate + 1.420%)	3.758%	4/6/33	760,000	649,475	(a)(c)
Credit Agricole SA, Senior Notes (1.907% to 6/16/25 then SOFR + 1.676%)	1.907%	6/16/26	250,000	228,104	(a)(c)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	187,332	(a)(c)
Danske Bank A/S, Senior Notes (4.298% to 4/1/27 then 1 year Treasury Constant Maturity Rate + 1.750%)	4.298%	4/1/28	500,000	460,489	(a)(c)
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	420,000	400,536
HSBC Holdings PLC, Senior Notes (2.099% to 6/4/25 then SOFR + 1.929%)	2.099%	6/4/26	430,000	391,674	(c)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	250,000	219,321	(c)
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	200,000	173,854	(c)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	200,000	199,903	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	470,000	452,078	(a)
JPMorgan Chase & Co., Senior Notes (1.514% to 6/1/23 then SOFR + 1.455%)	1.514%	6/1/24	240,000	236,128	(c)
JPMorgan Chase & Co., Senior Notes (2.083% to 4/22/25 then SOFR + 1.850%)	2.083%	4/22/26	630,000	585,363	(c)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	80,000	65,640	(c)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	260,000	206,168	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/40 then SOFR + 2.460%)	3.109%	4/22/41	190,000	138,793	(c)
JPMorgan Chase & Co., Senior Notes (3.109% to 4/22/50 then SOFR + 2.440%)	3.109%	4/22/51	40,000	26,381	(c)
JPMorgan Chase & Co., Senior Notes (3.509% to 1/23/28 then 3 mo. USD LIBOR + 0.945%)	3.509%	1/23/29	300,000	272,774	(c)
JPMorgan Chase & Co., Senior Notes (4.023% to 12/5/23 then 3 mo. USD LIBOR + 1.000%)	4.023%	12/5/24	220,000	216,799	(c)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	140,000	130,717	(c)

See Notes to Financial Statements.

26	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	60,000	$56,482	(c)
JPMorgan Chase & Co., Senior Notes (4.586% to 4/26/32 then SOFR + 1.800%)	4.586%	4/26/33	460,000	427,169	(c)
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	60,000	58,772
JPMorgan Chase & Co., Subordinated Notes	4.250%	10/1/27	50,000	48,260
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	30,000	26,948
Lloyds Banking Group PLC, Senior Notes (3.574% to 11/7/27 then 3 mo. USD LIBOR + 1.205%)	3.574%	11/7/28	400,000	360,370	(c)
Mitsubishi UFJ Financial Group Inc., Senior Notes (3.837% to 4/17/25 then 1 year Treasury Constant Maturity Rate + 1.125%)	3.837%	4/17/26	200,000	192,795	(c)
NatWest Group PLC, Senior Notes (4.519% to 6/25/23 then 3 mo. USD LIBOR + 1.550%)	4.519%	6/25/24	200,000	198,179	(c)
Royal Bank of Canada, Senior Notes	1.600%	4/17/23	200,000	198,293
Royal Bank of Canada, Senior Notes	1.150%	6/10/25	80,000	73,298
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	70,000	68,500
Swedbank AB, Senior Notes	1.300%	6/2/23	400,000	392,884	(a)
Toronto-Dominion Bank, Senior Notes	0.750%	6/12/23	150,000	147,326
Toronto-Dominion Bank, Senior Notes	1.150%	6/12/25	80,000	73,053
Toronto-Dominion Bank, Senior Notes	4.456%	6/8/32	280,000	267,732
US Bancorp, Senior Notes	1.450%	5/12/25	180,000	167,056
Wells Fargo & Co., Senior Notes	3.750%	1/24/24	60,000	59,210
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	530,000	490,556
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	210,000	197,818
Wells Fargo & Co., Senior Notes (2.188% to 4/30/25 then SOFR + 2.000%)	2.188%	4/30/26	150,000	139,728	(c)
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	50,000	42,254	(c)
Wells Fargo & Co., Senior Notes (4.478% to 4/4/30 then SOFR + 4.032%)	4.478%	4/4/31	260,000	244,344	(c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	830,000	707,134	(c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then SOFR + 4.502%)	5.013%	4/4/51	970,000	859,443	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	27

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	50,000	$48,476
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	60,000	57,838
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	220,000	186,183
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	300,000	259,655
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	40,000	32,309
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	170,000	143,155
Total Banks				22,297,636
Capital Markets — 2.6%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	50,000	46,503
Credit Suisse AG, Senior Notes	2.950%	4/9/25	520,000	468,416
Credit Suisse Group AG, Junior Subordinated Notes (9.750% to 12/23/27 then 5 year Treasury Constant Maturity Rate + 6.383%)	9.750%	6/23/27	590,000	515,405	(a)(b)(c)
Credit Suisse Group AG, Senior Notes	4.550%	4/17/26	250,000	220,765
Credit Suisse Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	250,000	194,554	(a)(c)
Credit Suisse Group AG, Senior Notes (9.016% to 11/15/32 then SOFR + 5.020%)	9.016%	11/15/33	250,000	256,662	(a)(c)
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	100,000	99,755
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	40,000	39,165
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	190,000	183,688
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	270,000	259,873
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	270,000	253,469
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	104,846
Goldman Sachs Group Inc., Senior Notes	4.750%	10/21/45	20,000	17,632
Goldman Sachs Group Inc., Senior Notes (2.650% to 10/21/31 then SOFR + 1.264%)	2.650%	10/21/32	1,630,000	1,291,062	(c)
Goldman Sachs Group Inc., Senior Notes (2.908% to 7/21/41 then SOFR + 1.472%)	2.908%	7/21/42	370,000	252,983	(c)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	40,000	37,318	(c)
Goldman Sachs Group Inc., Senior Notes (3.691% to 6/5/27 then 3 mo. USD LIBOR + 1.510%)	3.691%	6/5/28	150,000	139,602	(c)
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	160,000	146,435	(c)

See Notes to Financial Statements.

28	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	260,000	$242,694	(c)
Goldman Sachs Group Inc., Senior Notes (3.210% to 4/22/41 then SOFR + 1.513%)	3.210%	4/22/42	20,000	14,483	(c)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	100,000	97,701
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	190,000	203,537
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	140,000	126,417
Intercontinental Exchange Inc., Senior Notes	4.600%	3/15/33	360,000	345,325
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	50,000	46,650
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	480,000	446,459	(c)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	660,000	518,257	(c)
Morgan Stanley, Senior Notes (3.622% to 4/1/30 then SOFR + 3.120%)	3.622%	4/1/31	270,000	236,321	(c)
Morgan Stanley, Senior Notes (3.772% to 1/24/28 then 3 mo. USD LIBOR + 1.140%)	3.772%	1/24/29	230,000	211,020	(c)
Morgan Stanley, Subordinated Notes (2.484% to 9/16/31 then SOFR + 1.360%)	2.484%	9/16/36	60,000	43,643	(c)
UBS AG, Senior Notes	4.500%	6/26/48	400,000	339,111	(a)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	350,000	345,213	(a)(b)(c)
UBS Group AG, Senior Notes	4.253%	3/23/28	500,000	467,679	(a)
Total Capital Markets				8,212,643
Consumer Finance — 0.1%
American Express Co., Senior Notes	3.375%	5/3/24	110,000	107,818
American Express Co., Senior Notes	4.050%	5/3/29	170,000	162,253
Total Consumer Finance				270,071
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	1,100,000	963,312
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	840,000	658,734

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	29

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	10,000	$9,976	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	50,000	49,370	(a)
USAA Capital Corp., Senior Notes	2.125%	5/1/30	150,000	123,285	(a)
Vanguard Group Inc.	3.050%	8/22/50	120,000	77,515	(d)(e)
Total Diversified Financial Services				1,882,192
Insurance — 0.2%
American International Group Inc., Senior Notes	2.500%	6/30/25	26,000	24,501
Berkshire Hathaway Finance Corp., Senior Notes	4.250%	1/15/49	280,000	250,823
Guardian Life Global Funding, Secured Notes	1.100%	6/23/25	30,000	27,202	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	60,000	54,384	(a)
Principal Life Global Funding II, Secured Notes	1.250%	6/23/25	30,000	27,312	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	8,000	8,847	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	360,000	330,868	(a)
Total Insurance				723,937
Total Financials				33,386,479
Health Care — 3.5%
Biotechnology — 0.8%
AbbVie Inc., Senior Notes	3.750%	11/14/23	20,000	19,807
AbbVie Inc., Senior Notes	2.600%	11/21/24	350,000	335,083
AbbVie Inc., Senior Notes	3.800%	3/15/25	170,000	165,827
AbbVie Inc., Senior Notes	3.600%	5/14/25	480,000	465,624
AbbVie Inc., Senior Notes	2.950%	11/21/26	70,000	65,197
AbbVie Inc., Senior Notes	3.200%	11/21/29	820,000	741,076
AbbVie Inc., Senior Notes	4.875%	11/14/48	10,000	9,162
AbbVie Inc., Senior Notes	4.250%	11/21/49	100,000	83,503
Amgen Inc., Senior Notes	4.663%	6/15/51	29,000	25,104
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	50,000	48,452
Gilead Sciences Inc., Senior Notes	3.650%	3/1/26	150,000	144,788
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	45,249
GSK Consumer Healthcare Capital US LLC, Senior Notes	3.375%	3/24/29	260,000	234,337
Total Biotechnology				2,383,209

See Notes to Financial Statements.

30	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Equipment & Supplies — 0.2%
Abbott Laboratories, Senior Notes	3.750%	11/30/26	86,000	$83,849
Abbott Laboratories, Senior Notes	4.750%	11/30/36	230,000	228,622
Abbott Laboratories, Senior Notes	4.900%	11/30/46	40,000	39,224
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	68,000	66,487
Becton Dickinson and Co., Senior Notes	3.734%	12/15/24	9,000	8,783
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	8,000	7,190
Roche Holdings Inc., Senior Notes	2.607%	12/13/51	200,000	130,478	(a)
Total Health Care Equipment & Supplies				564,633
Health Care Providers & Services — 1.4%
Aetna Inc., Senior Notes	2.800%	6/15/23	30,000	29,690
Centene Corp., Senior Notes	4.250%	12/15/27	50,000	47,003
Centene Corp., Senior Notes	4.625%	12/15/29	80,000	73,287
Centene Corp., Senior Notes	3.375%	2/15/30	10,000	8,476
Centene Corp., Senior Notes	3.000%	10/15/30	10,000	8,220
Cigna Corp., Senior Notes	3.750%	7/15/23	69,000	68,559
Cigna Corp., Senior Notes	4.125%	11/15/25	70,000	68,468
Cigna Corp., Senior Notes	4.375%	10/15/28	310,000	299,603
Cigna Corp., Senior Notes	4.900%	12/15/48	20,000	18,126
Cigna Corp., Senior Notes	3.400%	3/15/50	220,000	156,941
CVS Health Corp., Senior Notes	3.875%	7/20/25	160,000	156,288
CVS Health Corp., Senior Notes	3.625%	4/1/27	30,000	28,515
CVS Health Corp., Senior Notes	4.300%	3/25/28	136,000	131,799
CVS Health Corp., Senior Notes	3.750%	4/1/30	400,000	363,604
CVS Health Corp., Senior Notes	1.875%	2/28/31	20,000	15,736
CVS Health Corp., Senior Notes	2.125%	9/15/31	80,000	63,633
CVS Health Corp., Senior Notes	4.125%	4/1/40	20,000	16,722
CVS Health Corp., Senior Notes	5.125%	7/20/45	150,000	137,444
CVS Health Corp., Senior Notes	5.050%	3/25/48	690,000	622,818
Elevance Health Inc., Senior Notes	3.350%	12/1/24	50,000	48,501
Elevance Health Inc., Senior Notes	3.650%	12/1/27	220,000	207,823
Elevance Health Inc., Senior Notes	4.100%	5/15/32	180,000	167,963
Elevance Health Inc., Senior Notes	4.550%	5/15/52	70,000	61,192
HCA Inc., Senior Notes	5.375%	2/1/25	20,000	19,992
HCA Inc., Senior Notes	5.250%	4/15/25	30,000	29,852
HCA Inc., Senior Notes	5.250%	6/15/26	30,000	29,676
HCA Inc., Senior Notes	5.375%	9/1/26	60,000	59,414
HCA Inc., Senior Notes	5.625%	9/1/28	100,000	99,632
HCA Inc., Senior Notes	3.500%	9/1/30	90,000	77,834
HCA Inc., Senior Notes	5.500%	6/15/47	30,000	26,785

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	31

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
HCA Inc., Senior Secured Notes	4.500%	2/15/27	40,000	$38,611
Humana Inc., Senior Notes	4.500%	4/1/25	20,000	19,775
Humana Inc., Senior Notes	3.950%	3/15/27	500,000	480,057
Humana Inc., Senior Notes	2.150%	2/3/32	30,000	23,488
Tenet Healthcare Corp., Senior Secured Notes	4.375%	1/15/30	10,000	8,673	(a)
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	30,000	29,836
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	40,000	39,141
UnitedHealth Group Inc., Senior Notes	1.250%	1/15/26	20,000	18,147
UnitedHealth Group Inc., Senior Notes	3.875%	12/15/28	60,000	57,349
UnitedHealth Group Inc., Senior Notes	4.000%	5/15/29	130,000	124,437
UnitedHealth Group Inc., Senior Notes	2.000%	5/15/30	30,000	24,821
UnitedHealth Group Inc., Senior Notes	2.300%	5/15/31	20,000	16,719
UnitedHealth Group Inc., Senior Notes	4.200%	5/15/32	90,000	85,706
UnitedHealth Group Inc., Senior Notes	4.250%	6/15/48	20,000	17,381
UnitedHealth Group Inc., Senior Notes	4.450%	12/15/48	20,000	17,864
UnitedHealth Group Inc., Senior Notes	3.700%	8/15/49	100,000	79,645
UnitedHealth Group Inc., Senior Notes	2.900%	5/15/50	30,000	20,437
UnitedHealth Group Inc., Senior Notes	3.250%	5/15/51	300,000	216,135
UnitedHealth Group Inc., Senior Notes	3.875%	8/15/59	50,000	39,398
UnitedHealth Group Inc., Senior Notes	3.125%	5/15/60	10,000	6,831
Total Health Care Providers & Services				4,508,047
Pharmaceuticals — 1.1%
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	90,000	43,476	(a)
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	20,000	9,688	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	10,000	8,516	(a)
Bristol-Myers Squibb Co., Senior Notes	2.900%	7/26/24	71,000	68,965
Bristol-Myers Squibb Co., Senior Notes	3.200%	6/15/26	105,000	100,236
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	158,000	146,573
Johnson & Johnson, Senior Notes	0.550%	9/1/25	50,000	45,203
Johnson & Johnson, Senior Notes	0.950%	9/1/27	110,000	94,890
Johnson & Johnson, Senior Notes	2.100%	9/1/40	360,000	249,122
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	50,000	40,007
Merck & Co. Inc., Senior Notes	2.750%	12/10/51	170,000	114,415
Pfizer Inc., Senior Notes	0.800%	5/28/25	120,000	110,000
Pfizer Inc., Senior Notes	2.625%	4/1/30	200,000	176,158
Pfizer Inc., Senior Notes	1.700%	5/28/30	70,000	57,759

See Notes to Financial Statements.

32	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	100,000	$97,953
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	3.150%	10/1/26	2,060,000	1,805,652
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	5.125%	5/9/29	460,000	410,250
Wyeth LLC, Senior Notes	5.950%	4/1/37	10,000	10,798
Total Pharmaceuticals				3,589,661
Total Health Care				11,045,550
Industrials — 3.0%
Aerospace & Defense — 1.1%
Boeing Co., Senior Notes	4.875%	5/1/25	400,000	397,297
Boeing Co., Senior Notes	2.196%	2/4/26	110,000	100,064
Boeing Co., Senior Notes	3.100%	5/1/26	20,000	18,844
Boeing Co., Senior Notes	2.700%	2/1/27	40,000	36,163
Boeing Co., Senior Notes	2.800%	3/1/27	50,000	45,193
Boeing Co., Senior Notes	3.200%	3/1/29	130,000	114,255
Boeing Co., Senior Notes	5.150%	5/1/30	390,000	381,456
Boeing Co., Senior Notes	3.250%	2/1/35	260,000	198,510
Boeing Co., Senior Notes	3.550%	3/1/38	20,000	14,815
Boeing Co., Senior Notes	5.705%	5/1/40	190,000	181,992
Boeing Co., Senior Notes	3.750%	2/1/50	80,000	55,260
Boeing Co., Senior Notes	5.805%	5/1/50	470,000	438,167
Boeing Co., Senior Notes	5.930%	5/1/60	40,000	36,653
General Dynamics Corp., Senior Notes	3.250%	4/1/25	20,000	19,396
General Dynamics Corp., Senior Notes	3.500%	5/15/25	20,000	19,502
General Dynamics Corp., Senior Notes	4.250%	4/1/40	10,000	9,169
General Dynamics Corp., Senior Notes	4.250%	4/1/50	30,000	26,781
L3Harris Technologies Inc., Senior Notes	5.054%	4/27/45	60,000	54,070
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	30,000	29,176
Lockheed Martin Corp., Senior Notes	3.900%	6/15/32	50,000	47,268
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	30,000	28,746
Lockheed Martin Corp., Senior Notes	4.150%	6/15/53	270,000	230,534
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	150,000	143,966
Northrop Grumman Corp., Senior Notes	3.250%	1/15/28	180,000	166,321
Northrop Grumman Corp., Senior Notes	5.250%	5/1/50	220,000	217,933
Raytheon Technologies Corp., Senior Notes	3.150%	12/15/24	40,000	38,548
Raytheon Technologies Corp., Senior Notes	3.950%	8/16/25	80,000	78,235
Raytheon Technologies Corp., Senior Notes	4.125%	11/16/28	130,000	124,691

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	33

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Aerospace & Defense — continued
Raytheon Technologies Corp., Senior Notes	2.250%	7/1/30	70,000	$58,413
Raytheon Technologies Corp., Senior Notes	4.500%	6/1/42	260,000	235,040
Total Aerospace & Defense				3,546,458
Airlines — 0.7%
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	30,000	29,754
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	60,000	56,940
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	100,000	102,337
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	850,000	869,421	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	90,000	87,851	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	80,000	75,321	(a)
Hawaiian Brand Intellectual Property Ltd./ HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	810,000	734,589	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	81,005	80,714	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	60,000	60,298	(a)
United Airlines Inc., Senior Secured Notes	4.375%	4/15/26	60,000	55,718	(a)
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	80,000	69,796	(a)
Total Airlines				2,222,739
Building Products — 0.0%††
Builders FirstSource Inc., Senior Notes	4.250%	2/1/32	20,000	16,250	(a)
Carrier Global Corp., Senior Notes	3.577%	4/5/50	10,000	7,176
Total Building Products				23,426
Commercial Services & Supplies — 0.1%
ADT Security Corp., Senior Secured Notes	4.125%	8/1/29	10,000	8,518	(a)
Allied Universal Holdco LLC/Allied Universal Finance Corp., Senior Secured Notes	6.625%	7/15/26	10,000	9,170	(a)
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	160,000	154,485
GFL Environmental Inc., Senior Secured Notes	4.250%	6/1/25	50,000	47,846	(a)
Republic Services Inc., Senior Notes	2.500%	8/15/24	80,000	76,713
Total Commercial Services & Supplies				296,732
Electrical Equipment — 0.0%††
Eaton Corp., Senior Notes	4.150%	11/2/42	20,000	17,183
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	30,000	25,536	(a)
Total Electrical Equipment				42,719

See Notes to Financial Statements.

34	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrial Conglomerates — 0.1%
3M Co., Senior Notes	2.375%	8/26/29	80,000	$68,021
3M Co., Senior Notes	3.050%	4/15/30	120,000	105,632
3M Co., Senior Notes	3.700%	4/15/50	100,000	77,043
Honeywell International Inc., Senior Notes	1.350%	6/1/25	60,000	55,520
Total Industrial Conglomerates				306,216
Machinery — 0.1%
Deere & Co., Senior Notes	3.100%	4/15/30	10,000	8,979
Deere & Co., Senior Notes	3.750%	4/15/50	100,000	84,947
Otis Worldwide Corp., Senior Notes	2.056%	4/5/25	110,000	103,011
Total Machinery				196,937
Road & Rail — 0.2%
Burlington Northern Santa Fe LLC, Senior Notes	2.875%	6/15/52	100,000	67,149
Canadian Pacific Railway Co., Senior Notes	3.000%	12/2/41	40,000	30,326
Canadian Pacific Railway Co., Senior Notes	3.100%	12/2/51	200,000	135,389
Union Pacific Corp., Senior Notes	3.750%	7/15/25	70,000	68,079
Union Pacific Corp., Senior Notes	2.891%	4/6/36	190,000	151,670
Union Pacific Corp., Senior Notes	3.839%	3/20/60	370,000	287,897
Union Pacific Corp., Senior Notes	3.750%	2/5/70	40,000	29,380
XPO Inc., Senior Notes	6.250%	5/1/25	10,000	10,136	(a)
Total Road & Rail				780,026
Trading Companies & Distributors — 0.7%
Air Lease Corp., Senior Notes	3.375%	7/1/25	220,000	208,284
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	1,120,000	955,970	(a)
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	20,000	18,542
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	20,000	18,997
United Rentals North America Inc., Senior Notes	5.250%	1/15/30	100,000	94,136
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,090,000	916,194
United Rentals North America Inc., Senior Notes	3.750%	1/15/32	60,000	49,028
Total Trading Companies & Distributors				2,261,151
Total Industrials				9,676,404
Information Technology — 1.4%
Communications Equipment — 0.0%††
CommScope Inc., Senior Secured Notes	6.000%	3/1/26	40,000	36,998	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	35

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
IT Services — 0.2%
International Business Machines Corp., Senior Notes	3.000%	5/15/24	200,000	$194,612
Mastercard Inc., Senior Notes	3.850%	3/26/50	20,000	16,798
PayPal Holdings Inc., Senior Notes	1.650%	6/1/25	70,000	65,048
Visa Inc., Senior Notes	3.150%	12/14/25	220,000	212,342
Visa Inc., Senior Notes	4.300%	12/14/45	190,000	174,464
Total IT Services				663,264
Semiconductors & Semiconductor Equipment — 0.5%
Broadcom Inc., Senior Notes	3.137%	11/15/35	540,000	398,694	(a)
Intel Corp., Senior Notes	3.700%	7/29/25	40,000	39,052
Intel Corp., Senior Notes	1.600%	8/12/28	220,000	187,298
Intel Corp., Senior Notes	4.750%	3/25/50	70,000	61,116
Intel Corp., Senior Notes	3.050%	8/12/51	30,000	19,557
NVIDIA Corp., Senior Notes	2.850%	4/1/30	140,000	122,449
NVIDIA Corp., Senior Notes	3.500%	4/1/40	110,000	89,535
NVIDIA Corp., Senior Notes	3.500%	4/1/50	520,000	395,072
NVIDIA Corp., Senior Notes	3.700%	4/1/60	70,000	52,000
NXP BV/NXP Funding LLC/NXP USA Inc., Senior Notes	2.700%	5/1/25	50,000	47,112
Texas Instruments Inc., Senior Notes	1.750%	5/4/30	50,000	41,219
Total Semiconductors & Semiconductor Equipment				1,453,104
Software — 0.6%
Microsoft Corp., Senior Notes	2.875%	2/6/24	200,000	196,540
Microsoft Corp., Senior Notes	2.700%	2/12/25	70,000	67,303
Microsoft Corp., Senior Notes	2.400%	8/8/26	80,000	74,702
Microsoft Corp., Senior Notes	3.300%	2/6/27	220,000	212,345
Microsoft Corp., Senior Notes	3.450%	8/8/36	5,000	4,443
Microsoft Corp., Senior Notes	2.525%	6/1/50	110,000	72,916
Microsoft Corp., Senior Notes	2.921%	3/17/52	245,000	174,605
Microsoft Corp., Senior Notes	3.041%	3/17/62	42,000	29,254
Open Text Holdings Inc., Senior Notes	4.125%	2/15/30	10,000	8,039	(a)
Open Text Holdings Inc., Senior Notes	4.125%	12/1/31	10,000	7,787	(a)
Oracle Corp., Senior Notes	1.650%	3/25/26	430,000	385,439
Oracle Corp., Senior Notes	2.950%	4/1/30	10,000	8,549
Oracle Corp., Senior Notes	2.875%	3/25/31	240,000	199,580
Salesforce Inc., Senior Notes	3.250%	4/11/23	50,000	49,825
Salesforce Inc., Senior Notes	3.700%	4/11/28	30,000	28,832
Workday Inc., Senior Notes	3.500%	4/1/27	40,000	37,443

See Notes to Financial Statements.

36	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Software — continued
Workday Inc., Senior Notes	3.700%	4/1/29	160,000	$147,127
Workday Inc., Senior Notes	3.800%	4/1/32	400,000	354,213
Total Software				2,058,942
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., Senior Notes	1.125%	5/11/25	290,000	267,243
Apple Inc., Senior Notes	2.450%	8/4/26	100,000	92,869
Total Technology Hardware, Storage & Peripherals				360,112
Total Information Technology				4,572,420
Materials — 1.1%
Chemicals — 0.2%
OCP SA, Senior Notes	3.750%	6/23/31	200,000	168,242	(a)
Orbia Advance Corp. SAB de CV, Senior Notes	2.875%	5/11/31	300,000	234,809	(a)
Total Chemicals				403,051
Containers & Packaging — 0.0%††
Ball Corp., Senior Notes	3.125%	9/15/31	80,000	64,354
Metals & Mining — 0.8%
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	300,000	290,466	(a)
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	270,000	272,459
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	250,000	243,487
First Quantum Minerals Ltd., Senior Notes	6.875%	10/15/27	220,000	206,862	(a)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	10,000	9,869
Freeport-McMoRan Inc., Senior Notes	4.625%	8/1/30	30,000	27,992
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	40,000	37,846
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	240,000	217,031
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	60,000	59,694	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	140,000	137,821	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	130,000	128,362	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	310,000	293,021	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	70,000	65,674	(a)
Hudbay Minerals Inc., Senior Notes	6.125%	4/1/29	10,000	9,072	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	430,437
Teck Resources Ltd., Senior Notes	6.000%	8/15/40	10,000	9,585
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	149,000	157,551
Total Metals & Mining				2,597,229

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	37

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.750%	1/15/31	200,000	$168,236
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	300,000	234,315
Total Paper & Forest Products				402,551
Total Materials				3,467,185
Real Estate — 0.0%††
Equity Real Estate Investment Trusts (REITs) — 0.0%††
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	3.875%	6/30/28	20,000	16,983	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	20,000	16,855
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	10,000	7,644
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.500%	3/15/31	90,000	61,881
Total Real Estate				103,363
Utilities — 0.3%
Electric Utilities — 0.2%
American Transmission Systems Inc., Senior Notes	2.650%	1/15/32	150,000	123,499	(a)
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	97,000	102,173
Duke Energy Carolinas LLC, First Mortgage Bonds	5.300%	2/15/40	110,000	109,363
FirstEnergy Corp., Senior Notes	1.600%	1/15/26	30,000	26,573
FirstEnergy Corp., Senior Notes	4.400%	7/15/27	200,000	186,490
FirstEnergy Corp., Senior Notes	5.350%	7/15/47	150,000	134,185
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	40,000	34,222
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	50,000	38,908
Total Electric Utilities				755,413
Multi-Utilities — 0.1%
Consolidated Edison Co. of New York Inc., Senior Notes	3.350%	4/1/30	110,000	99,190
Consolidated Edison Co. of New York Inc., Senior Notes	3.950%	4/1/50	90,000	71,035
Total Multi-Utilities				170,225
Total Utilities				925,638
Total Corporate Bonds & Notes (Cost — $119,653,335)				106,834,253

See Notes to Financial Statements.

38	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 25.5%
FHLMC — 5.2%
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/32-10/1/51	574,217	$512,508
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33-4/1/52	716,045	666,319
Federal Home Loan Mortgage Corp. (FHLMC)	4.500%	6/1/38-9/1/50	1,326,325	1,303,161
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	6/1/41-7/1/52	784,267	777,986
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	9/1/41-1/1/52	4,472,835	3,680,674
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	10/1/41-11/1/41	164,430	133,408
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	4/1/42-4/1/52	7,253,816	6,238,612
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.619%)	2.878%	11/1/47	121,246	116,860	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.621%)	3.091%	2/1/50	123,748	118,791	(c)
Federal Home Loan Mortgage Corp. (FHLMC) (12 mo. USD LIBOR + 1.628%)	3.009%	11/1/48	246,743	233,878	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Gold	4.000%	6/1/43	1,481,158	1,424,164
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.500%	3/1/45	281,171	262,993
Federal Home Loan Mortgage Corp. (FHLMC) Gold	3.000%	10/1/46-5/1/47	1,522,253	1,366,670
Total FHLMC				16,836,024
FNMA — 13.7%
Federal National Mortgage Association (FNMA)	4.720%	1/1/24	200,000	204,164	(d)(e)(f)
Federal National Mortgage Association (FNMA)	3.450%	3/1/29	19,155	18,162
Federal National Mortgage Association (FNMA)	3.160%	5/1/29	57,135	52,945
Federal National Mortgage Association (FNMA)	3.250%	5/1/29	19,509	18,274
Federal National Mortgage Association (FNMA)	2.930%	6/1/30	38,091	34,559
Federal National Mortgage Association (FNMA)	2.149%	2/1/32	79,706	66,410	(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	39

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.840%	7/1/32-8/1/32	200,000	$190,619
Federal National Mortgage Association (FNMA)	3.890%	7/1/32	200,000	187,727
Federal National Mortgage Association (FNMA)	4.060%	7/1/32	100,000	95,157
Federal National Mortgage Association (FNMA)	3.740%	9/1/32	100,000	94,513
Federal National Mortgage Association (FNMA)	3.980%	10/1/32	200,000	188,978
Federal National Mortgage Association (FNMA)	4.410%	10/1/32	99,786	99,071
Federal National Mortgage Association (FNMA)	3.500%	12/1/34-5/1/52	2,656,372	2,458,857
Federal National Mortgage Association (FNMA)	3.000%	7/1/35-6/1/52	5,604,677	5,028,841
Federal National Mortgage Association (FNMA)	2.500%	9/1/36-9/1/61	6,687,064	5,702,604
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-6/1/57	934,381	902,966
Federal National Mortgage Association (FNMA)	2.000%	3/1/41-3/1/52	7,466,485	6,145,290
Federal National Mortgage Association (FNMA)	6.000%	7/1/41	31,669	33,106
Federal National Mortgage Association (FNMA)	4.500%	6/1/47-1/1/59	659,667	647,063
Federal National Mortgage Association (FNMA)	5.000%	11/1/48	29,340	29,354
Federal National Mortgage Association (FNMA)	1.500%	1/1/51-3/1/51	535,972	414,557
Federal National Mortgage Association (FNMA)	2.000%	1/1/52-2/1/52	1,600,000	1,302,459	(f)
Federal National Mortgage Association (FNMA)	2.500%	1/1/52-2/1/52	5,000,000	4,235,184	(f)
Federal National Mortgage Association (FNMA)	3.000%	1/1/52-2/1/52	4,400,000	3,863,190	(f)
Federal National Mortgage Association (FNMA)	3.500%	1/1/52-2/1/52	5,300,000	4,816,071	(f)
Federal National Mortgage Association (FNMA)	4.000%	1/1/52-2/1/52	3,400,000	3,189,668	(f)

See Notes to Financial Statements.

40	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	4.500%	1/1/52-2/1/52	2,500,000	$2,406,586	(f)
Federal National Mortgage Association (FNMA)	5.000%	2/1/52	1,200,000	1,182,453	(f)
Federal National Mortgage Association (FNMA)	5.500%	2/1/52	400,000	400,909	(f)
Federal National Mortgage Association (FNMA)	6.000%	2/1/52	100,000	101,421	(f)
Total FNMA				44,111,158
GNMA — 6.6%
Government National Mortgage Association (GNMA)	3.000%	9/15/42-10/15/42	98,679	90,465
Government National Mortgage Association (GNMA)	3.500%	5/15/50	43,318	40,467
Government National Mortgage Association (GNMA) II	4.000%	10/20/45-11/20/49	669,836	643,618
Government National Mortgage Association (GNMA) II	3.500%	1/20/46-6/20/52	2,645,531	2,453,350
Government National Mortgage Association (GNMA) II	3.000%	11/20/46-4/20/52	3,258,824	2,912,597
Government National Mortgage Association (GNMA) II	4.500%	8/20/47-4/20/49	498,446	489,150
Government National Mortgage Association (GNMA) II	2.500%	1/20/51-12/20/51	2,027,496	1,762,098
Government National Mortgage Association (GNMA) II	2.500%	1/1/52-2/1/52	3,100,000	2,687,249	(f)
Government National Mortgage Association (GNMA) II	3.000%	1/1/52-2/1/52	1,700,000	1,514,438	(f)
Government National Mortgage Association (GNMA) II	3.500%	1/1/52-2/1/52	1,300,000	1,194,887	(f)
Government National Mortgage Association (GNMA) II	4.000%	1/1/52-2/1/52	2,200,000	2,083,039	(f)
Government National Mortgage Association (GNMA) II	4.500%	2/1/52	1,800,000	1,746,827	(f)
Government National Mortgage Association (GNMA) II	5.000%	2/1/52	1,800,000	1,783,594	(f)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	41

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA) II	5.500%	2/1/52	1,200,000	$1,206,147	(f)
Government National Mortgage Association (GNMA) II	6.000%	2/1/52	500,000	507,085	(f)
Total GNMA				21,115,011
Total Mortgage-Backed Securities (Cost — $85,344,669)				82,062,193
U.S. Government & Agency Obligations — 21.3%
U.S. Government Obligations — 21.3%
U.S. Treasury Bonds	1.125%	8/15/40	1,290,000	801,816
U.S. Treasury Bonds	1.375%	11/15/40	240,000	156,159
U.S. Treasury Bonds	1.875%	2/15/41	690,000	488,067
U.S. Treasury Bonds	2.250%	5/15/41	730,000	549,182
U.S. Treasury Bonds	1.750%	8/15/41	4,530,000	3,102,254
U.S. Treasury Bonds	2.000%	11/15/41	2,120,000	1,514,765
U.S. Treasury Bonds	4.000%	11/15/42	700,000	685,563	(g)
U.S. Treasury Bonds	3.625%	8/15/43	80,000	73,619
U.S. Treasury Bonds	3.375%	11/15/48	160,000	141,225
U.S. Treasury Bonds	2.000%	2/15/50	880,000	581,745
U.S. Treasury Bonds	1.250%	5/15/50	2,970,000	1,599,449
U.S. Treasury Bonds	1.375%	8/15/50	3,120,000	1,734,830
U.S. Treasury Bonds	1.625%	11/15/50	2,590,000	1,542,011
U.S. Treasury Bonds	1.875%	2/15/51	3,240,000	2,060,374
U.S. Treasury Bonds	2.375%	5/15/51	750,000	538,345
U.S. Treasury Bonds	2.000%	8/15/51	1,570,000	1,028,534
U.S. Treasury Bonds	1.875%	11/15/51	301,000	190,747
U.S. Treasury Bonds	2.250%	2/15/52	9,493,000	6,605,051
U.S. Treasury Bonds	2.875%	5/15/52	4,680,000	3,751,313
U.S. Treasury Bonds	3.000%	8/15/52	3,100,000	2,555,078
U.S. Treasury Bonds	4.000%	11/15/52	160,000	160,275
U.S. Treasury Notes	0.250%	11/15/23	10,000	9,616
U.S. Treasury Notes	2.500%	4/30/24	3,280,000	3,187,238
U.S. Treasury Notes	0.250%	5/31/25	460,000	417,666
U.S. Treasury Notes	0.375%	1/31/26	1,530,000	1,361,521
U.S. Treasury Notes	0.750%	3/31/26	310,000	277,886
U.S. Treasury Notes	1.125%	10/31/26	220,000	196,797
U.S. Treasury Notes	1.250%	12/31/26	20,000	17,913
U.S. Treasury Notes	2.750%	4/30/27	4,990,000	4,729,779
U.S. Treasury Notes	4.125%	9/30/27	50,000	50,191
U.S. Treasury Notes	4.125%	10/31/27	30,000	30,113

See Notes to Financial Statements.

42	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.750%	1/31/28	3,560,000	$3,027,947
U.S. Treasury Notes	1.250%	3/31/28	1,530,000	1,330,144
U.S. Treasury Notes	1.250%	4/30/28	6,000,000	5,206,875
U.S. Treasury Notes	1.000%	7/31/28	1,690,000	1,436,764
U.S. Treasury Notes	1.125%	8/31/28	1,920,000	1,639,575
U.S. Treasury Notes	2.875%	4/30/29	2,060,000	1,929,600
U.S. Treasury Notes	2.750%	5/31/29	2,500,000	2,322,998
U.S. Treasury Notes	3.125%	8/31/29	2,600,000	2,468,629
U.S. Treasury Notes	4.000%	10/31/29	3,460,000	3,461,892
U.S. Treasury Notes	1.375%	11/15/31	10,000	8,142
U.S. Treasury Notes	1.875%	2/15/32	4,720,000	4,005,547
U.S. Treasury Notes	2.750%	8/15/32	1,260,000	1,147,584
U.S. Treasury Strip Principal (STRIPS)	0.000%	5/15/49	950,000	335,199
Total U.S. Government & Agency Obligations (Cost — $82,022,414)				68,460,018
Collateralized Mortgage Obligations (h) — 8.2%
280 Park Avenue Mortgage Trust, 2017-280P F (1 mo. USD LIBOR + 2.827%)	7.064%	9/15/34	410,000	369,788	(a)(c)
Angel Oak Mortgage Trust, 2022-3 A3	4.167%	1/25/67	604,406	522,901	(a)(c)
BANK, 2017-BNK5 A5	3.390%	6/15/60	640,000	591,148
BANK, 2017-BNK7 A5	3.435%	9/15/60	190,000	175,682
BANK, 2017-BNK7 XA, IO	0.719%	9/15/60	2,975,368	75,242	(c)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	147,012	145,940	(a)(c)
Benchmark Mortgage Trust, 2020-IG1 AS	2.909%	9/15/43	500,000	401,008	(c)
Benchmark Mortgage Trust, 2022-B32 XA, IO	0.459%	1/15/55	4,117,412	95,490	(c)
BPR Trust, 2021-TY A (1 mo. USD LIBOR + 1.050%)	5.368%	9/15/38	170,000	160,518	(a)(c)
BRAVO Residential Funding Trust, 2021- NQM2 A1	0.970%	3/25/60	41,673	39,213	(a)(c)
BX Trust, 2022-CLS A	5.760%	10/13/27	450,000	441,472	(a)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-2A B1	3.928%	5/25/35	122,088	95,081	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	4.639%	8/25/35	255,453	230,222	(a)(c)
Chevy Chase Funding LLC Mortgage-Backed Certificates, 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	4.689%	8/25/35	278,736	251,790	(a)(c)
CIM Trust, 2021-R6 A1	1.425%	7/25/61	81,342	72,047	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	43

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Cold Storage Trust, 2020-ICE5 A (1 mo. USD LIBOR + 0.900%)	5.218%	11/15/37	589,794	$574,235	(a)(c)
CSAIL Commercial Mortgage Trust, 2017-C8 C	4.288%	6/15/50	515,000	427,982	(c)
CSMC OA LLC, 2014-USA F	4.373%	9/15/37	640,000	325,302	(a)
CSMC Trust, 2017-CHOP G (1 mo. USD LIBOR + 5.350%)	9.668%	7/15/32	714,000	648,895	(a)(c)
CSMC Trust, 2018-J1 A2	3.500%	2/25/48	279,367	244,147	(a)(c)
CSMC Trust, 2019-AFC1 A1, Step bond (2.573% to 8/1/23 then 3.573%)	2.573%	7/25/49	101,722	94,980	(a)
CSMC Trust, 2019-RIO A (1 mo. USD LIBOR + 3.024%)	7.342%	2/15/23	476,060	475,856	(a)(c)
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	67,961	52,869	(a)(c)
CSMC Trust, 2021-NQM3 A3	1.632%	4/25/66	73,823	58,471	(a)(c)
CSMC Trust, 2021-NQM7 A1	1.756%	10/25/66	109,455	90,076	(a)(c)
CSMC Trust, 2021-NQM8 A1	1.841%	10/25/66	661,278	564,037	(a)(c)
CSMC Trust, 2021-RPL2 A1	2.000%	1/25/60	75,261	63,083	(a)(c)
CSMC Trust, 2021-RPL6 A1	2.000%	10/25/60	88,121	77,625	(a)(c)
DBJPM Mortgage Trust, 2016-C3 A5	2.890%	8/10/49	500,000	457,977
Ellington Financial Mortgage Trust, 2021-2 A1	0.931%	6/25/66	83,440	64,591	(a)(c)
Ellington Financial Mortgage Trust, 2022-1 A2	3.001%	1/25/67	120,000	84,947	(a)(c)
ELP Commercial Mortgage Trust, 2021-ELP A (1 mo. USD LIBOR + 0.701%)	5.019%	11/15/38	120,000	115,368	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K152 X1, IO	0.154%	11/25/32	13,000,000	205,130	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K736 X1, IO	1.289%	7/25/26	969,224	35,910	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass- Through Certificates, K1517 X1, IO	1.324%	7/25/35	137,007	14,429	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3281 AI, IO (-1.000 x 1 mo. USD LIBOR + 6.430%)	2.112%	2/15/37	1,358,421	115,444	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 IK, IO	2.500%	9/25/50	69,586	10,413
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5010 JI, IO	2.500%	9/25/50	164,675	25,507

See Notes to Financial Statements.

44	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5013 IN, IO	2.500%	9/25/50	84,462	$13,150
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5018 MI, IO	2.000%	10/25/50	86,887	11,864
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5140 NI, IO	2.500%	5/25/49	183,388	24,843
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5224 HL	4.000%	4/25/52	100,000	90,120
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5230 PE	2.000%	12/25/51	300,000	233,569
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4391 MZ	3.000%	9/15/44	128,042	110,663
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 5071 IH, IO	2.500%	2/25/51	530,201	68,162
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 M2 (1 mo. USD LIBOR + 1.850%)	6.239%	2/25/50	107,312	107,138	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 M2 (30 Day Average SOFR + 1.800%)	5.728%	1/25/51	100,124	97,818	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA2 M1A (30 Day Average SOFR + 1.300%)	5.228%	2/25/42	202,984	199,703	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA4 M1A (30 Day Average SOFR + 2.200%)	6.128%	5/25/42	551,601	550,157	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	0.000%	2/15/38	22,980	899	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HRP1 B1 (1 mo. USD LIBOR + 4.600%)	8.989%	12/25/42	670,000	683,977	(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	6.228%	8/25/33	110,000	108,828	(a)(c)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	45

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2022-DNA1 M1B (30 Day Average SOFR + 1.850%)	5.778%	1/25/42	490,000	$465,661	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2018-C05 1B1 (1 mo. USD LIBOR + 4.250%)	8.639%	1/25/31	200,000	206,897	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1M2 (1 mo. USD LIBOR + 2.050%)	6.439%	1/25/40	40,643	40,388	(a)(c)
Federal National Mortgage Association (FNMA) — CAS, 2021-R03 1 M2 (30 Day Average SOFR + 1.650%)	5.578%	12/25/41	520,000	491,211	(a)(c)
Federal National Mortgage Association (FNMA) ACES, 2013-M6 1AC	3.352%	2/25/43	49,039	45,876	(c)
Federal National Mortgage Association (FNMA) ACES, 2018-M9 APT2	3.103%	4/25/28	82,968	77,501	(c)
Federal National Mortgage Association (FNMA) ACES, 2019-M23 3A3	2.720%	10/25/31	183,458	159,251	(c)
Federal National Mortgage Association (FNMA) REMIC, 2014-6 Z	2.500%	2/25/44	249,885	209,637
Federal National Mortgage Association (FNMA) REMIC, 2015-55 IO, IO	0.000%	8/25/55	184,234	6,298	(c)
Federal National Mortgage Association (FNMA) REMIC, 2015-65 CZ	3.500%	9/25/45	129,213	109,719
Federal National Mortgage Association (FNMA) REMIC, 2020-47 GZ	2.000%	7/25/50	105,123	61,421
Federal National Mortgage Association (FNMA) REMIC, 2020-56 AQ	2.000%	8/25/50	600,000	470,810
Federal National Mortgage Association (FNMA) REMIC, 2020-56 DI, IO	2.500%	8/25/50	79,708	12,540
Federal National Mortgage Association (FNMA) REMIC, 2020-96 IN, IO	3.000%	1/25/51	747,125	121,652
Flagstar Mortgage Trust, 2018-2 A4	3.500%	4/25/48	3,668	3,602	(a)(c)
Freddie Mac Multiclass Certificates Series, 2020-RR07 BX, IO	2.608%	10/1/28	3,000,000	347,617
Government National Mortgage Association (GNMA), 2012-34 SA, IO (-1.000 x 1 mo. USD LIBOR + 6.050%)	1.697%	3/20/42	362,281	36,906	(c)

See Notes to Financial Statements.

46	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2012-43 SN, IO (-1.000 x 1 mo. USD LIBOR + 6.600%)	2.274%	4/16/42	189,999	$23,423	(c)
Government National Mortgage Association (GNMA), 2013-101 IO, IO	0.214%	10/16/54	2,354,949	29,256	(c)
Government National Mortgage Association (GNMA), 2013-107 AD	2.846%	11/16/47	38,811	35,217	(c)
Government National Mortgage Association (GNMA), 2014-17 AM	3.537%	6/16/48	4,115	3,911	(c)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.374%	8/16/54	342,468	3,705	(c)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	117,248	20,974
Government National Mortgage Association (GNMA), 2016-84 IG, IO, PAC	4.500%	11/16/45	863,509	176,997
Government National Mortgage Association (GNMA), 2016-135 SB, IO (-1.000 x 1 mo. USD LIBOR + 6.100%)	1.774%	10/16/46	257,613	36,215	(c)
Government National Mortgage Association (GNMA), 2020-103 AD	1.450%	1/16/63	476,550	380,596
Government National Mortgage Association (GNMA), 2020-123 NI, IO	2.500%	8/20/50	80,983	11,175
Government National Mortgage Association (GNMA), 2020-127 IN, IO	2.500%	8/20/50	79,795	11,683
Government National Mortgage Association (GNMA), 2020-129 IE, IO	2.500%	9/20/50	82,310	12,197
Government National Mortgage Association (GNMA), 2020-160 YI, IO	2.500%	10/20/50	167,265	22,820
Government National Mortgage Association (GNMA), 2020-175 GI, IO	2.000%	11/20/50	318,950	33,729
Government National Mortgage Association (GNMA), 2020-H04 FP (1 mo. USD LIBOR + 0.500%)	4.342%	6/20/69	186,801	183,931	(c)
Government National Mortgage Association (GNMA), 2020-H09 FL (1 mo. USD LIBOR + 1.150%)	2.880%	5/20/70	127,695	125,536	(c)
Government National Mortgage Association (GNMA), 2020-H09 NF (1 mo. USD LIBOR + 1.250%)	5.092%	4/20/70	61,078	61,195	(c)
Government National Mortgage Association (GNMA), 2021-57 BI, IO	3.000%	3/20/51	1,454,698	213,609

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	47

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Government National Mortgage Association (GNMA), 2021-96 VI, IO	2.500%	6/20/51	915,551	$125,658
Government National Mortgage Association (GNMA), 2021-176 IN, IO	2.500%	10/20/51	1,100,725	149,100
Government National Mortgage Association (GNMA), 2022-3 IO, IO	0.640%	2/16/61	294,984	15,055	(c)
Government National Mortgage Association (GNMA), 2022-63 LM	3.500%	10/20/50	300,000	252,599
Government National Mortgage Association (GNMA), 2022-113 Z	2.000%	9/16/61	2,222,092	1,485,951
Government National Mortgage Association (GNMA), 2022-139 AL	4.000%	7/20/51	300,000	278,208
Government National Mortgage Association (GNMA), 2022-189 PT	2.500%	10/20/51	297,994	250,570
Government National Mortgage Association (GNMA), 2022-196 BE	3.000%	10/16/64	100,000	76,001	(c)
GS Mortgage Securities Corp. II, 2018-SRP5 A (1 mo. USD LIBOR + 1.800%)	6.118%	9/15/31	482,325	406,288	(a)(c)
GS Mortgage Securities Corp. II, 2018-SRP5 B (1 mo. USD LIBOR + 3.000%)	7.318%	9/15/31	482,325	349,465	(a)(c)
GS Mortgage Securities Corp. Trust, 2021- ROSS A (1 mo. USD LIBOR + 1.150%)	5.468%	5/15/26	290,000	271,749	(a)(c)
ILPT Commercial Mortgage Trust, 2022-LPF2 A (1 mo. Term SOFR + 2.245%)	6.581%	10/15/39	810,000	811,579	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D (1 mo. USD LIBOR + 3.750%)	8.068%	5/15/28	114,920	106,037	(a)(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP2 A4	2.822%	8/15/49	200,000	182,698
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	71,240	62,745	(a)(c)
Legacy Mortgage Asset Trust, 2021-GS5 A1 (2.250% to 11/25/24 then 5.250%)	2.250%	7/25/67	99,629	89,682	(a)
MHC Trust, 2021-MHC2 A (1 mo. USD LIBOR + 0.850%)	5.168%	5/15/38	110,000	106,836	(a)(c)
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.079%	12/12/49	13,789	6,758	(c)
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.975%)	5.293%	11/15/34	272,115	263,714	(a)(c)
Morgan Stanley Capital I Trust, 2017-H1 C	4.281%	6/15/50	250,000	213,362	(c)
Morgan Stanley Capital I Trust, 2019-BPR A (1 mo. USD LIBOR + 1.650%)	5.968%	5/15/36	289,340	276,951	(a)(c)

See Notes to Financial Statements.

48	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (h) — continued
Mortgage Repurchase Agreement Financing Trust, 2022-S1 A1 (30 Day Average SOFR + 2.000%)	5.805%	3/30/25	460,000	$456,877	(a)(c)
MTN Commercial Mortgage Trust, 2022- LPFL A (1 mo. Term SOFR + 1.397%)	5.733%	3/15/39	240,000	234,037	(a)(c)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	372,343	341,507	(a)(c)
New Residential Mortgage Loan Trust, 2017-6A A1	4.000%	8/27/57	222,582	208,927	(a)(c)
New Residential Mortgage Loan Trust, 2018-RPL1 M2	3.500%	12/25/57	240,000	193,717	(a)(c)
New Residential Mortgage Loan Trust, 2019-RPL3 A1	2.750%	7/25/59	65,932	61,569	(a)(c)
New Residential Mortgage Loan Trust, 2021-NQM3 A1	1.156%	11/27/56	73,233	60,625	(a)(c)
OBX Trust, 2021-NQM2 A1	1.101%	5/25/61	200,043	153,266	(a)(c)
OBX Trust, 2021-NQM2 A3	1.563%	5/25/61	77,436	59,031	(a)(c)
OBX Trust, 2021-NQM3 A1	1.054%	7/25/61	112,131	84,843	(a)(c)
OBX Trust, 2022-NQM1 A2	3.001%	11/25/61	500,000	363,925	(a)(c)
PRKCM Trust, 2021-AFC1 A1	1.510%	8/25/56	205,856	163,365	(a)(c)
PRKCM Trust, 2021-AFC2 A1	2.071%	11/25/56	418,026	348,339	(a)(c)
PRKCM Trust, 2022-AFC1 A1A	4.100%	4/25/57	622,317	585,388	(a)(c)
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. USD LIBOR + 1.150%)	5.468%	5/15/38	140,000	128,695	(a)(c)
SREIT Trust, 2021-MFP2 A (1 mo. USD LIBOR + 0.822%)	5.140%	11/15/36	120,000	115,676	(a)(c)
Towd Point Mortgage Trust, 2019-HY2 A1 (1 mo. USD LIBOR + 1.000%)	5.389%	5/25/58	541,932	537,387	(a)(c)
Towd Point Mortgage Trust, 2016-3 B1	4.083%	4/25/56	110,000	104,954	(a)(c)
Towd Point Mortgage Trust, 2017-4 B2	3.461%	6/25/57	250,000	189,225	(a)(c)
Towd Point Mortgage Trust, 2017-6 A1	2.750%	10/25/57	304,651	291,805	(a)(c)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	200,000	175,453	(a)(c)
TTAN, 2021-MHC A (1 mo. USD LIBOR + 0.850%)	5.168%	3/15/38	523,020	507,341	(a)(c)
VLS Commercial Mortgage Trust, 2020-LAB B	2.453%	10/10/42	210,000	159,873	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	49

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (h) — continued
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	12/31/23	23,097		$22,658	(a)(c)
Wells Fargo Commercial Mortgage Trust, 2017-RB1 XA, IO	1.197%	3/15/50	1,779,541		71,411	(c)
Total Collateralized Mortgage Obligations (Cost — $29,260,781)					26,449,763
Sovereign Bonds — 5.0%
Argentina — 0.1%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	37,763		10,119
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	445,677		121,308
Argentine Republic Government International Bond, Senior Notes, Step bond (1.500% to 7/9/23 then 3.625%)	1.500%	7/9/35	114,523		29,335
Argentine Republic Government International Bond, Senior Notes, Step bond (3.500% to 7/9/29 then 4.875%)	3.500%	7/9/41	380,000		108,144
Provincia de Buenos Aires, Senior Notes, Step bond (5.250% to 9/1/23 then 6.375%)	5.250%	9/1/37	223,500		77,945	(a)
Total Argentina					346,851
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/33	4,364,000	BRL	709,959
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	200,000		192,049
Brazilian Government International Bond, Senior Notes	5.000%	1/27/45	710,000		528,348
Total Brazil					1,430,356
China — 0.7%
China Government Bond	3.290%	5/23/29	9,680,000	CNY	1,440,566
China Government Bond, Senior Notes	3.390%	5/21/25	1,500,000	CNH	220,276	(i)
China Government Bond, Senior Notes	3.310%	11/30/25	5,000,000	CNH	735,164	(i)
Total China					2,396,006
Colombia — 0.1%
Colombia Government International Bond, Senior Notes	4.125%	2/22/42	400,000		251,530
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		177,209
Total Colombia					428,739

See Notes to Financial Statements.

50	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 0.8%
Indonesia Government International Bond, Senior Notes	3.700%	10/30/49	290,000		$224,933
Indonesia Treasury Bond	7.000%	5/15/27	13,823,000,000	IDR	911,313
Indonesia Treasury Bond	6.500%	2/15/31	16,713,000,000	IDR	1,044,596
Indonesia Treasury Bond	6.375%	4/15/32	1,447,000,000	IDR	89,594
Indonesia Treasury Bond	7.500%	6/15/35	2,348,000,000	IDR	155,619
Total Indonesia					2,426,055
Israel — 0.1%
Israel Government International Bond, Senior Notes	2.750%	7/3/30	400,000		364,310
Kenya — 0.1%
Republic of Kenya Government International Bond, Senior Notes	6.875%	6/24/24	200,000		184,647	(i)
Mexico — 2.3%
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	102,953
Mexican Bonos, Bonds	8.000%	11/7/47	57,490,000	MXN	2,633,214
Mexican Bonos, Senior Notes	7.750%	11/23/34	45,120,000	MXN	2,093,652
Mexican Bonos, Senior Notes	7.750%	11/13/42	41,430,000	MXN	1,857,244
Mexico Government International Bond, Senior Notes	4.600%	2/10/48	730,000		566,094
Total Mexico					7,253,157
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	200,000		161,994	(a)
Panama — 0.1%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	210,000		156,294
Peru — 0.0%††
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	120,000		119,091
Russia — 0.2%
Russian Federal Bond — OFZ	8.150%	2/3/27	7,520,000	RUB	27,531	*(j)
Russian Federal Bond — OFZ	7.050%	1/19/28	67,452,000	RUB	246,943	*(j)
Russian Federal Bond — OFZ	6.900%	5/23/29	60,391,000	RUB	221,093	*(j)
Russian Federal Bond — OFZ	7.650%	4/10/30	43,880,000	RUB	160,645	*(j)
Russian Federal Bond — OFZ	7.700%	3/16/39	37,190,000	RUB	136,153	*(j)
Total Russia					792,365
Total Sovereign Bonds (Cost — $20,580,892)					16,059,865

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	51

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 4.6%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.0%††
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	6.134%	3/1/27	82,433	$79,202	(c)(k)(l)
Interactive Media & Services — 0.0%††
Rackspace Technology Global Inc., Term Loan B (3 mo. USD LIBOR + 2.750%)	7.380%	2/15/28	117,801	74,221	(c)(k)(l)
Media — 0.4%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	6.140%	4/30/25	145,456	145,024	(c)(k)(l)
Charter Communications Operating LLC, Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.140%	2/1/27	38,797	37,944	(c)(k)(l)
iHeartCommunications Inc., New Term Loan (1 mo. USD LIBOR + 3.000%)	7.384%	5/1/26	164,138	150,956	(c)(k)(l)
Nexstar Broadcasting Inc., Term Loan B4 (1 mo. USD LIBOR + 2.500%)	6.884%	9/18/26	154,259	153,276	(c)(k)(l)
Terrier Media Buyer Inc., 2021 Refinancing Term Loan B (3 mo. USD LIBOR + 3.500%)	8.230%	12/17/26	134,272	126,096	(c)(k)(l)
Univision Communications Inc., 2021 Replacement Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	3/15/26	139,626	137,706	(c)(k)(l)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	6.818%	1/31/28	280,000	275,825	(c)(k)(l)
Ziggo Financing Partnership, Term Loan I (1 mo. USD LIBOR + 2.500%)	6.818%	4/30/28	200,000	195,485	(c)(k)(l)
Total Media				1,222,312
Total Communication Services				1,375,735
Consumer Discretionary — 0.6%
Auto Components — 0.1%
Clarios Global LP, First Lien Amendment No. 1 Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	4/30/26	191,274	188,087	(c)(k)(l)
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1 (3 mo. USD LIBOR + 2.750%)	6.505%	9/23/26	375,323	372,508	(c)(k)(l)
Hotels, Restaurants & Leisure — 0.4%
Alterra Mountain Co., 2028 Term Loan B (1 mo. USD LIBOR + 3.500%)	7.884%	8/17/28	67,012	66,363	(c)(k)(l)

See Notes to Financial Statements.

52	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Western Asset Core Plus VIT Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	7.134%	12/23/24	55,017	$54,965	(c)(k)(l)
Caesars Resort Collection LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	7.884%	7/21/25	14,021	14,004	(c)(k)(l)
Entain Holdings Gibraltar Ltd., Term Loan Facility B (3 mo. USD LIBOR + 2.500%)	6.860%	3/29/27	49,250	48,965	(c)(k)(l)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.173%	6/22/26	188,276	187,912	(c)(k)(l)
PCI Gaming Authority, Term Loan Facility B (1 mo. USD LIBOR + 2.500%)	6.884%	5/29/26	72,814	72,510	(c)(k)(l)
Scientific Games International Inc., Initial Term Loan B (1 mo. Term SOFR + 3.100%)	7.417%	4/13/29	199,000	196,797	(c)(k)(l)
Station Casinos LLC, Term Loan Facility B1 (1 mo. USD LIBOR + 2.250%)	6.640%	2/8/27	494,574	483,651	(c)(k)(l)
Total Hotels, Restaurants & Leisure				1,125,167
Specialty Retail — 0.0%††
Great Outdoors Group LLC, Term Loan B2 (1 mo. USD LIBOR + 3.750%)	8.134%	3/6/28	58,806	56,637	(c)(k)(l)
Harbor Freight Tools USA Inc., 2021 Refinancing Term Loan (1 mo. USD LIBOR + 2.750%)	7.134%	10/19/27	107,849	103,020	(c)(k)(l)
Total Specialty Retail				159,657
Total Consumer Discretionary				1,845,419
Consumer Staples — 0.1%
Beverages — 0.1%
Triton Water Holdings Inc., First Lien Initial Term Loan (3 mo. USD LIBOR + 3.500%)	8.230%	3/31/28	167,450	156,294	(c)(k)(l)
Household Products — 0.0%††
Energizer Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	6.625%	12/22/27	48,084	47,302	(c)(k)(l)
Total Consumer Staples				203,596
Energy — 0.0%††
Oil, Gas & Consumable Fuels — 0.0%††
Pilot Travel Centers LLC, Initial Term Loan B (1 mo. Term SOFR + 2.100%)	6.423%	8/4/28	56,158	55,617	(c)(k)(l)
Financials — 0.9%
Capital Markets — 0.1%
Allspring Buyer LLC, Term Loan (3 mo. USD LIBOR + 3.000%)	7.750%	11/1/28	84,363	83,371	(c)(k)(l)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	53

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
First Eagle Holdings Inc., 2018 Refinancing Term Loan B (3 mo. USD LIBOR + 2.500%)	7.230%	2/1/27	46,621	$45,555	(c)(k)(l)
Focus Financial Partners LLC, Term Loan B5 (1 mo. Term SOFR + 3.250%)	7.573%	6/30/28	265,019	262,425	(c)(k)(l)
Total Capital Markets				391,351
Diversified Financial Services — 0.7%
Castlelake Aviation One Designated Activity Co., Initial Term Loan (3 mo. USD LIBOR + 2.750%)	7.519%	10/22/26	495,040	491,548	(c)(k)(l)
Citadel Securities LP, 2021 Term Loan (1 mo. Term SOFR + 2.614%)	6.938%	2/2/28	156,757	154,170	(c)(k)(l)
Deerfield Dakota Holding LLC, First Lien Initial Dollar Term Loan (1 mo. Term SOFR + 3.750%)	8.073%	4/9/27	493,057	461,704	(c)(k)(l)
Jane Street Group LLC, Dollar Term Loan (1 mo. USD LIBOR + 2.750%)	7.134%	1/26/28	394,148	383,216	(c)(k)(l)
Setanta Aircraft Leasing DAC, Term Loan (3 mo. USD LIBOR + 2.000%)	6.730%	11/5/28	490,000	488,530	(c)(k)(l)
UFC Holdings LLC, Term Loan B3 (3 mo. USD LIBOR + 2.750%)	7.110%	4/29/26	171,209	169,282	(c)(k)(l)
VFH Parent LLC, Initial Term Loan (1 mo. Term SOFR + 3.000%)	7.321%	1/13/29	80,000	78,120	(c)(k)(l)
Total Diversified Financial Services				2,226,570
Insurance — 0.1%
AmWINS Group Inc., Term Loan (1 mo. USD LIBOR + 2.250%)	6.634%	2/19/28	38,153	37,524	(c)(k)(l)
Asurion LLC, New Term Loan B10 (1 mo. Term SOFR + 4.100%)	8.680%	8/21/28	14,062	12,582	(c)(k)(l)
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	7.384%	11/3/24	115,321	112,294	(c)(k)(l)
Asurion LLC, New Term Loan B8 (1 mo. USD LIBOR + 3.250%)	7.634%	12/23/26	158,547	141,735	(c)(k)(l)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	7.634%	7/31/27	68,775	60,393	(c)(k)(l)
Total Insurance				364,528
Total Financials				2,982,449
Health Care — 1.1%
Health Care Equipment & Supplies — 0.1%
Medline Borrower LP, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.250%)	7.634%	10/23/28	496,250	472,482	(c)(k)(l)

See Notes to Financial Statements.

54	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 0.4%
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	8.480%	2/18/27	58,442	$47,533	(c)(k)(l)
Grifols Worldwide Operations USA Inc., Dollar Term Loan B (1 mo. USD LIBOR + 2.000%)	6.384%	11/15/27	449,904	436,033	(c)(k)(l)
LifePoint Health Inc., First Lien Term Loan B (3 mo. USD LIBOR + 3.750%)	8.165%	11/16/25	68,785	65,010	(c)(k)(l)
Phoenix Guarantor Inc., Term Loan B1 (1 mo. USD LIBOR + 3.250%)	7.634%	3/5/26	493,815	464,186	(c)(k)(l)
Phoenix Guarantor Inc., Term Loan B3 (1 mo. USD LIBOR + 3.500%)	7.884%	3/5/26	47,778	45,075	(c)(k)(l)
Sotera Health Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.750%)	7.165%	12/11/26	290,000	268,975	(c)(k)(l)
Total Health Care Providers & Services				1,326,812
Health Care Technology — 0.2%
AthenaHealth Group Inc., Initial Delayed Draw Term Loan	—	2/15/29	91,304	82,663	(m)
AthenaHealth Group Inc., Initial Term Loan (1 mo. Term SOFR + 3.500%)	7.821%	2/15/29	536,002	485,275	(c)(k)(l)
Total Health Care Technology				567,938
Life Sciences Tools & Services — 0.1%
ICON Luxembourg Sarl, Term Loan (3 mo. USD LIBOR + 2.250%)	7.000%	7/3/28	128,066	127,843	(c)(k)(l)
PRA Health Sciences Inc., Term Loan (3 mo. USD LIBOR + 2.250%)	7.000%	7/3/28	31,908	31,852	(c)(k)(l)
Total Life Sciences Tools & Services				159,695
Pharmaceuticals — 0.3%
Gainwell Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.000%)	8.730%	10/1/27	483,547	455,138	(c)(k)(l)
Horizon Therapeutics USA Inc., Incremental Term Loan B2 (1 mo. USD LIBOR + 1.750%)	6.188%	3/15/28	58,156	58,172	(c)(k)(l)
Jazz Financing Lux Sarl, Initial Dollar Term Loan (1 mo. USD LIBOR + 3.500%)	7.884%	5/5/28	436,976	433,801	(c)(k)(l)
Total Pharmaceuticals				947,111
Total Health Care				3,474,038

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	55

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.0%
Aerospace & Defense — 0.0%††
Avolon TLB Borrower 1 (US) LLC, Term Loan B5 (1 mo. USD LIBOR + 2.250%)	6.603%	12/1/27	58,800	$58,774	(c)(k)(l)
Transdigm Inc., Refinancing Term Loan F (3 mo. USD LIBOR + 2.250%)	6.980%	12/9/25	9,798	9,698	(c)(k)(l)
Total Aerospace & Defense				68,472
Airlines — 0.1%
Air Canada, Term Loan (3 mo. USD LIBOR + 3.500%)	8.130%	8/11/28	79,600	78,916	(c)(k)(l)
United Airlines Inc., Term Loan B (3 mo. USD LIBOR + 3.750%)	8.108%	4/21/28	157,200	155,661	(c)(k)(l)
Total Airlines				234,577
Building Products — 0.2%
Hunter Douglas Holding BV, Term Loan B1 (3 mo. Term SOFR + 3.500%)	7.859%	2/26/29	517,400	457,852	(c)(k)(l)
Quikrete Holdings Inc., Fourth Amendment Term Loan B1 (1 mo. USD LIBOR + 3.000%)	7.384%	6/9/28	89,325	88,746	(c)(k)(l)
Total Building Products				546,598
Commercial Services & Supplies — 0.5%
Ali Group North America Corp., Initial Term Loan B (1 mo. Term SOFR + 2.114%)	6.438%	7/30/29	442,222	439,459	(c)(k)(l)
Allied Universal Holdco LLC, USD Term Loan (1 mo. Term SOFR + 3.750%)	8.173%	5/12/28	469,162	446,644	(c)(k)(l)
APi Group DE Inc., Initial Term Loan (1 mo. USD LIBOR + 2.500%)	6.884%	10/1/26	169,756	168,871	(c)(k)(l)
Garda World Security Corp., Term Loan B2 (3 mo. USD LIBOR + 4.250%)	8.930%	10/30/26	48,094	46,916	(c)(k)(l)
GFL Environmental Inc., 2020 Term Loan (3 mo. USD LIBOR + 3.000%)	7.415%	5/30/25	152,413	152,656	(c)(k)(l)
Verscend Holding Corp., New Term Loan B (1 mo. USD LIBOR + 4.000%)	8.384%	8/27/25	356,376	354,817	(c)(k)(l)
Total Commercial Services & Supplies				1,609,363
Construction & Engineering — 0.0%††
Brown Group Holding LLC, Initial Term Loan (1 mo. USD LIBOR + 2.500%)	6.884%	6/7/28	118,395	116,438	(c)(k)(l)

See Notes to Financial Statements.

56	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — 0.2%
Genesee & Wyoming Inc., Initial Term Loan (3 mo. USD LIBOR + 2.000%)	6.730%	12/30/26	441,405	$439,669	(c)(k)(l)
XPO Logistics Inc., Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	5.935%	2/24/25	110,000	109,647	(c)(k)(l)
Total Road & Rail				549,316
Total Industrials				3,124,764
Information Technology — 0.5%
Electronic Equipment, Instruments & Components — 0.1%
II-VI Inc., Term Loan B (1 mo. USD LIBOR + 2.750%)	7.134%	7/2/29	352,671	349,850	(c)(k)(l)
Software — 0.4%
Cloudera Inc., Term Loan (1 mo. USD LIBOR + 3.750%)	8.134%	10/8/28	69,475	65,730	(c)(k)(l)
DCert Buyer Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.000%)	8.696%	10/16/26	491,498	475,876	(c)(k)(l)
Magenta Buyer LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 4.750%)	9.170%	7/27/28	496,045	427,065	(c)(k)(l)
Peraton Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.750%)	8.134%	2/1/28	489,501	478,896	(c)(k)(l)
Total Software				1,447,567
Total Information Technology				1,797,417
Total Senior Loans (Cost — $15,341,987)				14,859,035

			Face Amount†/ Units
Asset-Backed Securities — 2.1%
ACRES Commercial Realty Ltd., 2021-FL1 A (1 mo. USD LIBOR + 1.200%)	5.526%	6/15/36	340,000	331,280	(a)(c)
Applebee’s Funding LLC/IHOP Funding LLC, 2019-1A A2I	4.194%	6/5/49	396,000	390,351	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	290,000	252,963	(a)
First Franklin Mortgage Loan Trust, 2006- FF15 A2 (1 mo. USD LIBOR + 0.120%)	4.509%	11/25/36	137,650	126,799	(c)
First Franklin Mortgage Loan Trust, 2006- FF15 A5 (1 mo. USD LIBOR + 0.160%)	4.549%	11/25/36	133,624	130,601	(c)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	280,000	263,539
Hardee’s Funding LLC, 2021-1A A2	2.865%	6/20/51	226,550	181,225	(a)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	57

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Hertz Vehicle Financing LP, 2021-2A A	1.680%	12/27/27	180,000	$156,985	(a)
Hildene Community Funding CDO Ltd., 2015-1A ARR	2.600%	11/1/35	320,000	270,192	(a)
InStar Leasing LLC, 2021-1A A	2.300%	2/15/54	99,945	82,785	(a)
Jack in the Box Funding LLC, 2019-1A A23	4.970%	8/25/49	127,725	113,308	(a)
JPMorgan Mortgage Acquisition Corp., 2005-OPT2 M4 (1 mo. USD LIBOR + 0.930%)	5.319%	12/25/35	110,000	104,466	(c)
Mercury Financial Credit Card Master Trust, 2022-1A B	3.200%	9/21/26	160,000	146,688	(a)
MF1 Ltd., 2022-FL8 A (30 Day Average SOFR + 1.350%)	5.176%	2/19/37	500,000	481,935	(a)(c)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	5.218%	1/15/43	129,568	127,567	(a)(c)
Navient Student Loan Trust, 2016-3A A3 (1 mo. USD LIBOR + 1.350%)	5.739%	6/25/65	270,725	267,477	(a)(c)
Oak Street Investment Grade Net Lease Fund, 2020-1A A1	1.850%	11/20/50	212,007	188,415	(a)
SBA Small Business Investment Cos., 2018-10B 1	3.548%	9/10/28	74,881	70,750
SLM Private Credit Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	5.059%	6/15/39	323,619	304,904	(c)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	5.439%	12/17/68	100,884	97,830	(a)(c)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	463,252	(a)
SMB Private Education Loan Trust, 2020-A A2A	2.230%	9/15/37	152,254	139,035	(a)
SMB Private Education Loan Trust, 2021-A A2A1 (1 mo. USD LIBOR + 0.730%)	5.048%	1/15/53	250,962	240,391	(a)(c)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	389,423	340,526	(a)
SMB Private Education Loan Trust, 2021-A B	2.310%	1/15/53	190,000	165,992	(a)
SMB Private Education Loan Trust, 2021-C B	2.300%	1/15/53	170,000	145,679	(a)
SMB Private Education Loan Trust, 2021-E A1A	1.680%	2/15/51	152,561	137,776	(a)
SoFi Professional Loan Program LLC, 2017-A B	3.440%	3/26/40	140,000	132,926	(a)(c)
Structured Asset Investment Loan Trust, 2004-7 A8 (1 mo. USD LIBOR + 1.200%)	5.589%	8/25/34	108,132	103,977	(c)
Structured Asset Investment Loan Trust, 2005-HE1 M2 (1 mo. USD LIBOR + 0.720%)	5.109%	7/25/35	172,829	164,104	(c)

See Notes to Financial Statements.

58	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Maturity Date	Face Amount†/ Units	Value
Asset-Backed Securities — continued
Structured Asset Securities Corp. Mortgage Loan Trust, 2007-WF1 A1 (1 mo. USD LIBOR + 0.420%)	4.809%	2/25/37	255,699	$246,556	(c)
Triumph Rail Holdings LLC, 2021-2 A	2.150%	6/19/51	102,341	87,368	(a)
United States Small Business Administration, 2019-25G 1	2.690%	7/1/44	67,673	59,246
Wendy’s Funding LLC, 2021-1A A2I	2.370%	6/15/51	108,350	87,828	(a)
Total Asset-Backed Securities (Cost — $8,109,033)				6,604,716

	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%††
Exchange-Traded Purchased Options — 0.0%††
SOFR 1-Year Mid-Curve Futures, Put @ $95.63	1/13/23	127	317,500	16,669
SOFR 1-Year Mid-Curve Futures, Put @ $95.88	1/13/23	131	327,500	47,487
U.S. Treasury 5-Year Notes Futures, Call @ $108.75	1/27/23	38	38,000	11,281
U.S. Treasury 10-Year Notes Futures, Call @ $112.50	1/27/23	30	30,000	25,313
U.S. Treasury 10-Year Notes Futures, Call @ $114.00	1/27/23	46	46,000	14,375
U.S. Treasury 10-Year Notes Futures, Call @ $114.50	1/27/23	28	28,000	5,688
Total Purchased Options (Cost — $227,155)				120,813

			Shares
Common Stocks — 0.0%††
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
KCAD Holdings I Ltd. (Cost — $883,931)			108,106,087	0	*(d)(e)(n)
Total Investments before Short-Term Investments (Cost — $361,424,197)				321,450,656

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	59

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

(Percentages shown based on Portfolio net assets)

Security	Rate	Shares	Value
Short-Term Investments — 7.8%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $24,913,349)	4.244%	24,913,349	$24,913,349	(o)(p)
Total Investments — 107.8% (Cost — $386,337,546)			346,364,005
Liabilities in Excess of Other Assets — (7.8)%			(25,014,774)
Total Net Assets — 100.0%			$321,349,231

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Security has no maturity date. The date shown represents the next call date.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	This security is traded on a to-be-announced (“TBA”) basis. At December 31, 2022, the Portfolio held TBA securities with a total cost of $33,493,157.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)	The coupon payment on this security is currently in default as of December 31, 2022.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of December 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(n)	Value is less than $1.

(o)	Rate shown is one-day yield as of the end of the reporting period.

(p)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2022, the total market value of investments in Affiliated Companies was $24,913,349 and the cost was $24,913,349 (Note 8).

See Notes to Financial Statements.

60	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

Abbreviation(s) used in this schedule:

ACES	— Alternative Credit Enhancement Securities

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CDO	— Collateralized Debt Obligation

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PAC	— Planned Amortization Class

REMIC	— Real Estate Mortgage Investment Conduit

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

STRIPS	— Separate Trading of Registered Interest and Principal Securities

USD	— United States Dollar

At December 31, 2022, the Portfolio had the following written options contracts:

Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call	1/27/23	$110.75	39	$39,000	$(1,523)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	115.50	9	9,000	(984)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	116.00	36	36,000	(2,813)
U.S. Treasury 10-Year Notes Futures, Call	1/27/23	117.00	19	19,000	(891)
U.S. Treasury 10-Year Notes Futures, Call	2/24/23	113.00	26	26,000	(26,406)
U.S. Treasury 10-Year Notes Futures, Put	1/27/23	112.00	19	19,000	(15,141)
U.S. Treasury 10-Year Notes Futures, Put	1/27/23	113.00	18	18,000	(23,625)
Total Exchange-Traded Written Options (Premiums received — $87,111)					$(71,383)

At December 31, 2022, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month SOFR	1	9/23	$241,152	$237,600	$(3,552)
3-Month SOFR	128	3/25	30,843,694	30,931,200	87,506
3-Month SOFR	32	3/26	7,710,842	7,745,600	34,758
90-Day Eurodollar	30	3/23	7,130,281	7,119,375	(10,906)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	61

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy continued
90-Day Eurodollar	15	9/23	$3,682,093	$3,559,687	$(122,406)
90-Day Eurodollar	1	12/23	241,302	238,025	(3,277)
Australian 10-Year Bonds	31	3/23	2,582,057	2,441,613	(140,444)
Euro-Bobl	14	3/23	1,798,459	1,734,664	(63,795)
Euro-Bund	13	3/23	1,908,297	1,849,834	(58,463)
Euro-OAT	23	3/23	3,376,219	3,134,171	(242,048)
U.S. Treasury 2-Year Notes	63	3/23	12,922,492	12,919,922	(2,570)
U.S. Treasury 5-Year Notes	190	3/23	20,731,579	20,506,641	(224,938)
U.S. Treasury Long-Term Bonds	14	3/23	1,786,293	1,754,813	(31,480)
U.S. Treasury Ultra Long- Term Bonds	202	3/23	27,177,830	27,131,125	(46,705)
United Kingdom Long Gilt Bonds	17	3/23	2,166,600	2,053,160	(113,440)
					(941,760)
Contracts to Sell:
3-Month SOFR	289	3/24	69,232,653	68,977,075	255,578
Euro-Buxl	8	3/23	1,372,692	1,158,141	214,551
Japanese 10-Year Bonds	4	3/23	4,511,101	4,433,405	77,696
U.S. Treasury 10-Year Notes	19	3/23	2,140,952	2,133,641	7,311
U.S. Treasury Ultra 10-Year Notes	85	3/23	10,072,284	10,053,906	18,378
					573,514
Net unrealized depreciation on open futures contracts					$(368,246)

Abbreviation(s) used in this table:

Bobl	— Bundesobligation

OAT	— Obligations Assimilables du Trésor (French Treasury Bonds)

SOFR	— Secured Overnight Financing Rate

At December 31, 2022, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,456,184	MXN	29,668,302	Bank of America N.A.	1/18/23	$(60,755)
GBP	733,463	USD	844,088	Goldman Sachs Group Inc.	1/18/23	43,098
USD	14,697	JPY	1,937,000	Goldman Sachs Group Inc.	1/18/23	(101)
USD	76,890	JPY	10,585,000	Goldman Sachs Group Inc.	1/18/23	(3,971)
USD	344,949	JPY	49,308,514	Goldman Sachs Group Inc.	1/18/23	(31,728)

See Notes to Financial Statements.

62	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	8,247,386	USD	457,858	Goldman Sachs Group Inc.	1/18/23	$26,701
CNH	4,811,522	USD	675,852	JPMorgan Chase & Co.	1/18/23	20,467
JPY	337,838,984	USD	2,359,499	JPMorgan Chase & Co.	1/18/23	221,317
NOK	15,357,495	EUR	1,465,492	JPMorgan Chase & Co.	1/18/23	(1,982)
USD	2,783,244	CNH	19,778,848	JPMorgan Chase & Co.	1/18/23	(79,132)
USD	9,882	CNY	70,000	JPMorgan Chase & Co.	1/18/23	(203)
USD	46,190	CNY	329,198	JPMorgan Chase & Co.	1/18/23	(1,237)
USD	87,121	CNY	620,000	JPMorgan Chase & Co.	1/18/23	(2,202)
USD	431,990	CNY	3,060,000	JPMorgan Chase & Co.	1/18/23	(8,862)
USD	205,760	IDR	3,144,840,550	JPMorgan Chase & Co.	1/18/23	3,789
USD	347,894	IDR	5,307,120,000	JPMorgan Chase & Co.	1/18/23	7,055
AUD	3,321,980	USD	2,145,999	Morgan Stanley & Co. Inc.	1/18/23	117,589
CAD	10,338,649	USD	7,570,940	Morgan Stanley & Co. Inc.	1/18/23	65,393
EUR	280,000	USD	299,116	Morgan Stanley & Co. Inc.	1/18/23	1,011
INR	40,204,747	USD	487,434	Morgan Stanley & Co. Inc.	1/18/23	(1,986)
MXN	9,700,000	USD	487,724	Morgan Stanley & Co. Inc.	1/18/23	8,237
USD	301,568	CAD	413,320	Morgan Stanley & Co. Inc.	1/18/23	(3,719)
USD	437,927	CAD	603,100	Morgan Stanley & Co. Inc.	1/18/23	(7,535)
USD	728,091	CAD	999,530	Morgan Stanley & Co. Inc.	1/18/23	(10,182)
USD	2,606,153	CNH	18,720,000	Morgan Stanley & Co. Inc.	1/18/23	(102,987)
USD	329,377	EUR	327,823	Morgan Stanley & Co. Inc.	1/18/23	(22,011)
USD	1,218,930	GBP	1,012,442	Morgan Stanley & Co. Inc.	1/18/23	(5,704)
USD	1,035,319	JPY	137,214,000	Morgan Stanley & Co. Inc.	1/18/23	(12,884)
Total						$157,476

Abbreviation(s) used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CNH	— Chinese Offshore Yuan

CNY	— Chinese Yuan Renminbi

EUR	— Euro

GBP	— British Pound

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

USD	— United States Dollar

ZAR	— South African Rand

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	63

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

At December 31, 2022, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount*		Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2,098,000		9/30/24	Daily SOFR Compound annually	3.500% annually	$(12,652)	$(24,527)
5,758,000		8/15/28	1.130% annually	Daily SOFR Compound annually	40,236	693,516
6,856,000		8/15/28	1.220% annually	Daily SOFR Compound annually	380,519	462,195
2,566,000		2/15/29	2.850% annually	Daily SOFR Compound annually	(9,643)	124,294
4,728,000		4/30/29	3.270% annually	Daily SOFR Compound annually	(57,385)	149,911
5,186,000		6/30/29	3.850% annually	Daily SOFR Compound annually	5,922	(65,538)
28,260,000	MXN	7/18/29	28-Day MXN TIIE - Banxico every 28 days	7.450% every 28 days	7,972	(101,006)
47,980,000	MXN	7/20/29	28-Day MXN TIIE - Banxico every 28 days	7.440% every 28 days	16,434	(175,674)
1,272,000		3/18/32	2.000% annually	Daily SOFR Compound annually	10,310	141,158
2,140,000		7/20/45	0.560% annually	Daily SOFR Compound annually	15,715	919,236
1,072,000		2/15/47	1.520% annually	Daily SOFR Compound annually	(16,510)	331,569
1,120,000		2/15/47	1.729% annually	Daily SOFR Compound annually	16,080	274,958
1,800,000		5/15/47	1.630% annually	Daily SOFR Compound annually	79,429	418,847

See Notes to Financial Statements.

64	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Western Asset Core Plus VIT Portfolio

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
Notional Amount*	Termination Date	Payments Made by the Portfolio†	Payments Received by the Portfolio†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
113,000	8/15/47	1.650% annually	Daily SOFR Compound annually	$11,362	$19,636
3,694,000	8/15/47	2.650% annually	Daily SOFR Compound annually	(17,828)	420,477
625,000	2/15/48	2.510% annually	Daily SOFR Compound annually	4,102	78,103
2,704,000	2/15/48	2.600% annually	Daily SOFR Compound annually	185,867	128,874
1,355,000	2/15/48	2.620% annually	Daily SOFR Compound annually	1,550	151,674
1,807,000	2/15/48	3.050% annually	Daily SOFR Compound annually	55,703	27,255
1,060,000	4/21/52	2.500% annually	Daily SOFR Compound annually	1,806	134,182
Total				$718,989	$4,109,140

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.IG.39 Index	$54,228,000	12/20/27	1.000% quarterly	$432,201	$(53,657)	$485,858

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Made by the Portfolio†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Markit CDX.NA.HY.39 Index	$2,860,100	12/20/27	5.000% quarterly	$(16,658)	$105,312	$(121,970)

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	65

Schedule of investments (cont’d)

December 31, 2022

Western Asset Core Plus VIT Portfolio

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviation(s) used in this table:

MXN	— Mexican Peso

SOFR	— Secured Overnight Financing Rate

TIIE	— Equilibrium Interbanking Interest Rate (Tasa de Intere’s Interbancaria de Equilibrio)

See Notes to Financial Statements.

66	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $361,424,197)	$321,450,656
Investments in affiliated securities, at value (Cost — $24,913,349)	24,913,349
Foreign currency, at value (Cost — $1,496,881)	1,505,523
Cash	1,082,813
Receivable for securities sold	28,733,796
Interest receivable	2,119,428
Deposits with brokers for centrally cleared swap contracts	2,046,705
Deposits with brokers for open futures contracts and exchange-traded options	1,618,423
Unrealized appreciation on forward foreign currency contracts	514,657
Foreign currency collateral for open futures contracts and exchange-traded options, at value (Cost — $472,468)	505,334
Receivable for Portfolio shares sold	318,025
Receivable from brokers — net variation margin on centrally cleared swap contracts	182,355
Dividends receivable from affiliated investments	91,112
Deposits with brokers for OTC derivatives	10,000
Principal paydown receivable	4,598
Prepaid expenses	1,520
Total Assets	385,098,294
Liabilities:
Payable for securities purchased	62,978,622
Unrealized depreciation on forward foreign currency contracts	357,181
Investment management fee payable	122,729
Payable to brokers — net variation margin on open futures contracts	98,316
Written options, at value (premiums received — $87,111)	71,383
Payable for Portfolio shares repurchased	48,220
Service and/or distribution fees payable	26,424
Accrued foreign capital gains tax	3,458
Trustees’ fees payable	1,560
Accrued expenses	41,170
Total Liabilities	63,749,063
Total Net Assets	$321,349,231

Net Assets:
Par value (Note 7)	$666
Paid-in capital in excess of par value	383,945,007
Total distributable earnings (loss)	(62,596,442)
Total Net Assets	$321,349,231

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	67

Statement of assets and liabilities (cont’d)

December 31, 2022

Net Assets:
Class I	$198,982,156
Class II	$122,367,075

Shares Outstanding:
Class I	41,265,489
Class II	25,350,718

Net Asset Value:
Class I	$4.82
Class II	$4.83

See Notes to Financial Statements.

68	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Interest	$10,068,776
Dividends from affiliated investments	246,915
Less: Foreign taxes withheld	(11,945)
Total Investment Income	10,303,746

Expenses:
Investment management fee (Note 2)	1,326,477
Service and/or distribution fees (Notes 2 and 5)	330,304
Fund accounting fees	74,963
Audit and tax fees	58,050
Legal fees	13,244
Custody fees	7,027
Trustees’ fees	6,577
Shareholder reports	4,838
Commitment fees (Note 9)	2,436
Transfer agent fees (Note 5)	1,845
Insurance	940
Interest expense	267
Miscellaneous expenses	7,161
Total Expenses	1,834,129
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(9,416)
Net Expenses	1,824,713
Net Investment Income	8,479,033

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(12,515,600)
Futures contracts	(11,060,066)
Written options	2,181,877
Swap contracts	1,250,095
Forward foreign currency contracts	(1,978,478)
Foreign currency transactions	(17,147)
Net Realized Loss	(22,139,319)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(40,030,925)	‡
Futures contracts	(210,697)
Written options	(13,451)
Swap contracts	3,849,598

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	69

Statement of operations (cont’d)

For the Year Ended December 31, 2022

Forward foreign currency contracts	341,424
Foreign currencies	38,216
Change in Net Unrealized Appreciation (Depreciation)	(36,025,835)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(58,165,154)
Decrease in Net Assets From Operations	$(49,686,121)

‡	Net of change in accrued foreign capital gains tax of $3,458.

See Notes to Financial Statements.

70	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income	$8,479,033	$4,761,712
Net realized gain (loss)	(22,139,319)	1,260,883
Change in net unrealized appreciation (depreciation)	(36,025,835)	(10,864,965)
Decrease in Net Assets From Operations	(49,686,121)	(4,842,370)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(6,650,031)	(6,100,023)
Decrease in Net Assets From Distributions to Shareholders	(6,650,031)	(6,100,023)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	162,307,830	67,446,354
Reinvestment of distributions	6,650,031	6,100,023
Cost of shares repurchased	(45,452,038)	(31,615,303)
Increase in Net Assets From Portfolio Share Transactions	123,505,823	41,931,074
Increase in Net Assets	67,169,671	30,988,681

Net Assets:
Beginning of year	254,179,560	223,190,879
End of year	$321,349,231	$254,179,560

See Notes to Financial Statements.

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Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.95	$6.23	$5.82	$5.43	$5.77

Income (loss) from operations:
Net investment income	0.16	0.13	0.16	0.20	0.19
Net realized and unrealized gain (loss)	(1.18)	(0.25)	0.38	0.46	(0.32)
Total income (loss) from operations	(1.02)	(0.12)	0.54	0.66	(0.13)

Less distributions from:
Net investment income	(0.11)	(0.16)	(0.12)	(0.27)	(0.21)
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.11)	(0.16)	(0.13)	(0.27)	(0.21)

Net asset value, end of year	$4.82	$5.95	$6.23	$5.82	$5.43
Total return[2]	(17.23)%	(1.97)%	9.31%	12.17%	(2.23)%

Net assets, end of year (000s)	$198,982	$99,849	$92,357	$72,787	$66,580

Ratios to average net assets:
Gross expenses	0.51%	0.53%	0.59%	0.56%	0.57%
Net expenses[3,4]	0.50	0.53	0.54	0.54	0.54
Net investment income	3.07	2.17	2.73	3.43	3.47

Portfolio turnover rate[5]	49%	54%	80%	133%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57%, 78%, 113%, 198% and 226% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

72	Western Asset Core Plus VIT Portfolio 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.95	$6.23	$5.83	$5.43	$5.78

Income (loss) from operations:
Net investment income	0.14	0.12	0.15	0.19	0.18
Net realized and unrealized gain (loss)	(1.17)	(0.26)	0.37	0.46	(0.33)
Total income (loss) from operations	(1.03)	(0.14)	0.52	0.65	(0.15)

Less distributions from:
Net investment income	(0.09)	(0.14)	(0.11)	(0.25)	(0.20)
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.09)	(0.14)	(0.12)	(0.25)	(0.20)

Net asset value, end of year	$4.83	$5.95	$6.23	$5.83	$5.43
Total return[2]	(17.28)%	(2.19)%	9.05%	11.82%	(2.64)%

Net assets, end of year (millions)	$122	$154	$131	$121	$147

Ratios to average net assets:
Gross expenses	0.76%	0.78%	0.83%	0.80%	0.82%
Net expenses[3,4]	0.76	0.78	0.79	0.79	0.79
Net investment income	2.64	1.92	2.50	3.21	3.23

Portfolio turnover rate[5]	49%	54%	80%	133%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 57%, 78%, 113%, 198% and 226% for the years ended December 31, 2022, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	73

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the

74	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	75

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$33,308,964	$77,515		$33,386,479
Other Corporate Bonds & Notes	—	73,447,774	—		73,447,774
Mortgage-Backed Securities	—	81,858,029	204,164		82,062,193
U.S. Government & Agency Obligations	—	68,460,018	—		68,460,018
Collateralized Mortgage Obligations	—	26,449,763	—		26,449,763
Sovereign Bonds	—	16,059,865	—		16,059,865
Senior Loans	—	14,859,035	—		14,859,035
Asset-Backed Securities	—	6,604,716	—		6,604,716
Purchased Options	$120,813	—	—		120,813
Common Stocks	—	—	0	*	0	*
Total Long-Term Investments	120,813	321,048,164	281,679		321,450,656
Short-Term Investments†	24,913,349	—	—		24,913,349
Total Investments	$25,034,162	$321,048,164	$281,679		$346,364,005
Other Financial Instruments:
Futures Contracts††	$695,778	—	—		$695,778
Forward Foreign Currency Contracts††	—	$514,657	—		514,657
Centrally Cleared Interest Rate Swaps††	—	4,475,885	—		4,475,885
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	485,858	—		485,858
Total Other Financial Instruments	$695,778	$5,476,400	—		$6,172,178
Total	$25,729,940	$326,524,564	$281,679		$352,536,183

76	Western Asset Core Plus VIT Portfolio 2022 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	$71,383	—	—	$71,383
Futures Contracts††	1,064,024	—	—	1,064,024
Forward Foreign Currency Contracts††	—	$357,181	—	357,181
Centrally Cleared Interest Rate Swaps††	—	366,745	—	366,745
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection††	—	121,970	—	121,970
Total	$1,135,407	$845,896	—	$1,981,303

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Portfolio purchases an option, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Portfolio realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of

Western Asset Core Plus VIT Portfolio 2022 Annual Report	77

Notes to financial statements (cont’d)

the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Portfolio. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(e) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Portfolio recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two

78	Western Asset Core Plus VIT Portfolio 2022 Annual Report

parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Portfolio is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

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Notes to financial statements (cont’d)

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2022, the total notional value of all credit default swaps to sell protection was $54,228,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Portfolio bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2022, see Note 4.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

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soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Portfolio enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized appreciation or depreciation in the Statement of Operations. When a swap contract is terminated early, the Portfolio records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

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Notes to financial statements (cont’d)

(h) Swaptions. The Portfolio may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Portfolio may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2022, the Portfolio had sufficient cash and/or securities to cover these commitments.

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(k) Stripped securities. The Portfolio may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(l) Securities traded on a when-issued and delayed delivery basis. The Portfolio may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(m) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(n) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

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Notes to financial statements (cont’d)

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(o) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(p) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

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Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(q) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(r) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(s) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

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Notes to financial statements (cont’d)

based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Portfolio has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2022, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $357,181. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties. As of December 31, 2022, the

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Portfolio had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $10,000 which could be used to reduce the required payment.

(t) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(u) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(v) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(w) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(x) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

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Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. As of December 31, 2022, there were $3,458 of capital gains tax liabilities accrued on unrealized gains.

(y) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$70,346	$(70,346)

(a)	Reclassifications are due to an overdistribution.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan”) are the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset London, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $500 million	0.450%
Next $500 million	0.425
Over $1 billion	0.400

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Portfolio. Western Asset London, Western Asset Singapore and Western Asset Japan provide certain subadvisory services related to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset London, Western Asset Singapore and Western Asset Japan monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary

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expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.54% and 0.79%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $9,416, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2022, the Portfolio had no remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA. For the year ended December 31, 2022, LMPFA did not recapture any fees.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$70,361,328	$221,522,526
Sales	27,781,575	142,591,512

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Notes to financial statements (cont’d)

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$387,520,179	$114,731	$(41,270,905)	$(41,156,174)
Written options	(87,111)	38,524	(22,796)	15,728
Futures contracts	—	695,778	(1,064,024)	(368,246)
Forward foreign currency contracts	—	514,657	(357,181)	157,476
Swap contracts	770,644	4,961,743	(488,715)	4,473,028

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2022.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$120,813	—	—	$120,813
Futures contracts[3]	695,778	—	—	695,778
Forward foreign currency contracts	—	$514,657	—	514,657
Centrally cleared swap contracts[4]	4,475,885	—	$485,858	4,961,743
Total	$5,292,476	$514,657	$485,858	$6,292,991

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$71,383	—	—	$71,383
Futures contracts[3]	1,064,024	—	—	1,064,024
Forward foreign currency contracts	—	$357,181	—	357,181
Centrally cleared swap contracts[4]	366,745	—	$121,970	488,715
Total	$1,502,152	$357,181	$121,970	$1,981,303

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

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The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(1,927,530)	$(76,890)	—	$(2,004,420)
Futures contracts	(11,059,067)	(999)	—	(11,060,066)
Written options	2,105,803	76,074	—	2,181,877
Swap contracts	1,735,797	—	$(485,702)	1,250,095
Forward foreign currency contracts	—	(1,978,478)	—	(1,978,478)
Total	$(9,144,997)	$(1,980,293)	$(485,702)	$(11,610,992)

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(100,111)	—	—	$(100,111)
Futures contracts	(207,269)	$(3,428)	—	(210,697)
Written options	(13,451)	—	—	(13,451)
Swap contracts	3,541,575	—	$308,023	3,849,598
Forward foreign currency contracts	—	341,424	—	341,424
Total	$3,220,744	$337,996	$308,023	$3,866,763

[1]

The change in net unrealized appreciation (depreciation) from purchased options is reported in the Change in Net Unrealized Appreciation (Depreciation) From Investments in unaffiliated securities in the Statement of Operations.

During the year ended December 31, 2022, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options	$112,200
Written options	191,339
Futures contracts (to buy)	237,511,005
Futures contracts (to sell)	67,140,279
Forward foreign currency contracts (to buy)	20,268,919
Forward foreign currency contracts (to sell)	11,662,563

Western Asset Core Plus VIT Portfolio 2022 Annual Report	91

Notes to financial statements (cont’d)

Average Notional Balance
Interest rate swap contracts	$75,360,446
Credit default swap contracts (buy protection)	1,253,877
Credit default swap contracts (sell protection)	53,869,885

The following table presents the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Portfolio as of December 31, 2022.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	—	$(60,755)	$(60,755)	—	$(60,755)
Goldman Sachs Group Inc.	$69,799	(35,800)	33,999	—	33,999
JPMorgan Chase & Co.	252,628	(93,618)	159,010	—	159,010
Morgan Stanley & Co. Inc.	192,230	(167,008)	25,222	$10,000	35,222
Total	$514,657	$(357,181)	$157,476	$10,000	$167,476

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$375
Class II	$330,304	1,470
Total	$330,304	$1,845

92	Western Asset Core Plus VIT Portfolio 2022 Annual Report

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$5,663
Class II	3,753
Total	$9,416

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class I	$4,322,385	$2,590,788
Class II	2,327,646	3,509,235
Total	$6,650,031	$6,100,023

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	27,046,394	$139,890,160	3,980,701	$24,314,152
Shares issued on reinvestment	876,752	4,322,385	436,160	2,590,788
Shares repurchased	(3,447,295)	(17,635,167)	(2,459,796)	(14,949,771)
Net increase	24,475,851	$126,577,378	1,957,065	$11,955,169
Class II
Shares sold	4,321,762	$22,417,670	7,087,018	$43,132,202
Shares issued on reinvestment	471,183	2,327,646	590,780	3,509,235
Shares repurchased	(5,368,667)	(27,816,871)	(2,740,743)	(16,665,532)
Net increase (decrease)	(575,722)	$(3,071,555)	4,937,055	$29,975,905

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company

Western Asset Core Plus VIT Portfolio 2022 Annual Report	93

Notes to financial statements (cont’d)

for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31,	Purchased		Sold
	2021	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$174,237,616	174,237,616	$149,324,267	149,324,267

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$246,915	—	$24,913,349

9. Redemption facility

The Portfolio and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,650,031	$6,100,023

94	Western Asset Core Plus VIT Portfolio 2022 Annual Report

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(25,889,365)
Other book/tax temporary differences(a)	123,736
Unrealized appreciation (depreciation)(b)	(36,830,813)
Total distributable earnings (loss) — net	$(62,596,442)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, book/tax differences in the treatment of certain passive activity losses from partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities, book/tax differences in the accrual of interest income on securities in default and the difference between the book and tax cost basis in partnership investments.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

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Notes to financial statements (cont’d)

The Portfolio’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. There remains uncertainty regarding the impact of the transition from LIBOR on the Portfolio’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Portfolio has exposure to Russian investments or investments in countries affected by the invasion, the Portfolio’s ability to price, buy, sell, receive or deliver such investments was impaired. The Portfolio could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Portfolio may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Portfolio’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth.

96	Western Asset Core Plus VIT Portfolio 2022 Annual Report

These and any related events could significantly impact the Portfolio’s performance and the value of an investment in the Portfolio, even beyond any direct exposure the Portfolio may have to Russian issuers or issuers in other countries affected by the invasion. At December 31, 2022, the Portfolio had 0.25% of its net assets invested in securities with significant economic risk or exposure to Russia.

Western Asset Core Plus VIT Portfolio 2022 Annual Report	97

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Income Trust and Shareholders of Western Asset Core Plus VIT Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Core Plus VIT Portfolio (one of the portfolios constituting Legg Mason Partners Variable Income Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 17, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

98	Western Asset Core Plus VIT Portfolio 2022 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Core Plus VIT Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member of Excellent Education Development (since 2012); and formerly, Board Member of Great Public Schools Now (2018 to 2022)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Director (since 2022) and formerly Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (2018 to 2022)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	None

Western Asset Core Plus VIT Portfolio	99

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); and Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); and formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (2014 to 2021); and Public Storage (since 2010)

100	Western Asset Core Plus VIT Portfolio

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); and Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of 23andMe, Inc. (genetics and health care services company) (since 2021); Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (2015 to 2022); Ralph M. Parson Foundation (since 2015); Kaiser Family Foundation (2012 to 2022); and Edison International (since 2011)

Western Asset Core Plus VIT Portfolio	101

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in faund complex overseen by Trustee[3]	51
Other Trusteeships held by Trustee during the past five years	Director of Berkshire Hathaway, Inc. (since 1997); and Director of Provivi, Inc. (since 2017)

Interested Trustee and Officer

Jane Trust, CFA[7]
Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	127
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

102	Western Asset Core Plus VIT Portfolio

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Core Plus VIT Portfolio	103

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

104	Western Asset Core Plus VIT Portfolio

[6]	Mr. Olson is an “interested person” of the Portfolio, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Core Plus VIT Portfolio	105

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:	Amount Reported
Section 163(j) Interest Earned	§163(j)	$9,533,546
Interest Earned from Federal Obligations	Note (1)	$469,345

Note (1) — The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. Shareholders are advised to consult with their tax advisors to determine if any portion of the dividends received is exempt from state income taxes.

106	Western Asset Core Plus VIT Portfolio

Western Asset

Core Plus VIT Portfolio

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company,LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Core Plus VIT Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Western Asset Core Plus VIT Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th

Floor New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus VIT Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*	For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010544 2/23 SR23-4588

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $91,258 in December 31, 2021 and $91,258 in December 31, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $20,000 in December 31, 2021 and $20,000 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Income Trust, were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $343,489 in December 31, 2021 and $350,359 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: February 23, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: February 23, 2023